Exhibit 10.23



                       DEBT REGISTRATION RIGHTS AGREEMENT

                          Dated as of November 9, 2001

                                      among

                         CHOICE ONE COMMUNICATIONS INC.,

                       MORGAN STANLEY SENIOR FUNDING, INC.

                           FIRST UNION INVESTORS, INC.

                                       and

                                    CIBC INC.

         DEBT REGISTRATION RIGHTS AGREEMENT dated as of November 9, 2001 between CHOICE ONE COMMUNICATIONS INC., a Delaware corporation (the "COMPANY") and Morgan Stanley Senior Funding, Inc., First Union Investors, Inc. and CIBC Inc. (the "INITIAL HOLDERS"), each of whom is a holder of Rollover Notes representing Rollover Loans made to the Company on the date hereof pursuant to the Bridge Agreement. On the Indenture Date, the Rollover Notes will be exchanged for the Company's Senior Notes due 2010 (the "NOTES") issued pursuant to the Indenture. The execution and delivery of this Agreement is a condition to the obligations of the Initial Holders to make the Rollover Loans pursuant to the Bridge Agreement.

         The parties hereby agree as follows:

         SECTION 1.  Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "ACCRETED VALUE" has the meaning ascribed to such term in the Indenture.

         "ACCRETION DATE" has the meaning ascribed to such term in the Indenture.

         "ACT" means the Securities Act of 1933, as amended.

         "ADDITIONAL AMOUNTS" has the meaning set forth in Section 6.

         "AFFILIATE" has the meaning set forth in Rule 144 of the Act.

         "AFFILIATED MARKET MAKER" means a Broker-Dealer who has notified the Company that it is actively engaged as a market maker for the notes (and has agreed in writing to be bound by the terms of this Agreement applicable to an Affiliated Market Maker) and who is deemed to be an Affiliate of the Company and who is, therefore, required to deliver a prospectus in connection with sales or market making activities.

         "APPLICABLE RATE" means (i) prior to the Reset Date, the Accretion Rate (as defined in the Indenture) and (ii) from and after the Reset Date, the Applicable Bridge Rate (as defined in the Indenture).

         "BRIDGE AGREEMENT" means the Bridge Financing Agreement dated as of August 1, 2000 among the Company, the Lenders party thereto (the "LENDERS") and Morgan Stanley Senior Funding, Inc., as Administrative Agent, as amended from time to time.

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

         "BROKER-DEALER" means any broker or dealer registered under the Exchange Act.

         "COMMISSION" means the Securities and Exchange Commission.

         "CONSUMMATION" means, in connection with an Exchange Offer, the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of the effectiveness of such Exchange Offer Registration Statement on a continuous basis and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 5(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of the Exchange Notes in the same aggregate principal amount as the aggregate principal amount of the Registrable Notes tendered by Holders thereof pursuant to the Exchange Offer.

         "EFFECTIVENESS DEADLINE" has the meaning set forth in Section 2 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE CONSUMMATION DEADLINE" has the meaning set forth in Section 5 hereof.

         "EXCHANGE EFFECTIVENESS DEADLINE" has the meaning set forth in Section 5 hereof.

         "EXCHANGE FILING DEADLINE" has the meaning set forth in Section 5 hereof.

         "EXCHANGE NOTES" means the Company's Senior Exchange Notes due 2010 to be issued pursuant to the Indenture in the Exchange Offer.

         "EXCHANGE OFFER" means the offer by the Company to exchange Rule 144A Notes for an Accreted Value or principal amount, as applicable, of Exchange Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding Accreted Value or principal amount, as applicable, of the Rule 144A Notes that are tendered by such Holders in connection with such exchange and issuance.

         "EXCHANGE OFFER REGISTRATION STATEMENT" means the Registration Statement relating to the Exchange Offer, including the related Prospectus.

         "FILING DEADLINE" has the meaning set forth in Section 2 hereof.

         "HOLDER" means any holder from time to time of any Registrable Notes.

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

         "INDENTURE" means the indenture to be executed between the Company and a Trustee, substantially in the form of Exhibit A hereto, pursuant to which the Notes shall be issued.

         "INDENTURE DATE" means the date the Indenture is executed.

         "INITIAL HOLDERS" has the meaning set forth in the recitals hereto.

         "INITIAL PURCHASERS" means, in connection with any sale of Registrable Notes by a Holder thereof in a transaction exempt from the registration requirements of the Act, the initial purchasers of such Registrable Notes who buy such Registrable Notes pursuant to a purchase agreement in order to resell such Registrable Notes to buyers in transactions exempt from the registration requirements of the Act.

         "PROSPECTUS" means the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         "RECOMMENCEMENT DATE" has the meaning set forth in Section 7.

         "REGISTRATION STATEMENT" means any registration statement of the Company relating to the registration for resale of Registrable Notes (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         "REGISTRABLE NOTES" means each Note, until the earliest to occur of (a) the date on which such note has been disposed of in accordance with the Shelf Registration Statement or another Registration Statement, (b) the date on which such note is distributed to the public pursuant to Rule 144, or (c) the date on which such note is eligible to be transferred in compliance with Rule 144(k).

         "REGULATION S" means Regulation S promulgated under the Act.

         "RESET DATE" has the meaning ascribed to such term in the Indenture.

         "ROLLOVER BORROWING DATE" means November 9, 2001.

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

         "ROLLOVER LOANS" means the "Rollover Loans" outstanding from time to time under the Bridge Agreement.

         "ROLLOVER NOTES" means the notes evidencing Rollover Loans under the Bridge Agreement.

         "RULE 144" means Rule 144 promulgated under the Act.

         "RULE 144A" means Rule 144A promulgated under the Act.

         "RULE 144A CLOSING DATE" means the date a Rule 144A Offering undertaken pursuant to Section 4 hereof is consummated.

         "RULE 144A DEMAND" has the meaning set forth in Section 4.

         "RULE 144A NOTES" means Registrable Notes sold in a Rule 144A Offering.

         "RULE 144A OFFERING" means the sale of Registrable Notes by Holders to Initial Purchasers who then resell those Registrable Notes in a managed offering pursuant to Rule 144A or Regulation S.

         "S-3 ELIGIBILITY DATE" has the meaning set forth in Section 2.

         "SHELF REGISTRATION REQUEST" has the meaning set forth in Section 2.

         "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section 2.

         "SUSPENSION NOTICE" has the meaning set forth in Section 7.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         SECTION 2.  Shelf Registration.  If:

         (a) the Company shall receive a written request (a "SHELF REGISTRATION REQUEST") to file a Shelf Registration Statement (as defined below) from any Holder,

         (b) the Company shall become eligible under the Act and the rules established thereunder to file a registration statement with the Commission on Form S-3 (the "S-3 ELIGIBILITY DATE") or

         (c) (1) the Exchange Offer is not permitted by applicable law (after the procedures set forth in Section 7(a)(i) have been complied with) or (2) any Holder of Rule 144A Notes shall (A) notify the Company prior to Consummation of the Exchange Offer that (x) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (y) such Holder is a Broker-Dealer and holds Registrable Notes acquired directly from the Company or any of its

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

Affiliates or (B) notify the Company at any time that it is an Affiliate of the Company and therefore not permitted to participate in an Exchange Offer,

the Company shall (i) cause to be filed, on or prior to 60 days after the earlier of (x) the date of the Shelf Registration Request, (y) the S-3 Eligibility Date or (z) the earlier of (1) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (c)(1) above or (2) the date on which the Company receives the notice specified in clause (c)(2) above (such date, the "FILING DEADLINE"), a shelf registration statement (or an amendment to an existing shelf registration statement) (together with any successor Registration Statement filed to replace such shelf registration statement, the "SHELF REGISTRATION STATEMENT") pursuant to Rule 415 under the Act relating to all Registrable Notes, and (ii) use its reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 150 days after the Filing Deadline for such Shelf Registration Statement (such 150th day, the "EFFECTIVENESS DEADLINE"). To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Registrable Notes by the Holders thereof entitled to the benefit of this Section 2, the Company shall use its reasonable best efforts to keep any Shelf Registration Statement required by this Section 2 continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 7(b) and 7(c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for as long as any Notes are outstanding and remain Registrable Notes.


         SECTION 3. Piggy Back Registration Rights. (a) If the Company at any time proposes to register any of its debt securities under the Act (other than any such debt securities the proceeds of which will be applied by the Company to repay in full all outstanding Registrable Notes, together with accrued and unpaid interest thereon, in accordance with the provisions of the Indenture) whether or not for sale for its own account, on a form and in a manner that would permit registration of the Registrable Notes for sale to the public under the Act, it will give written notice to all the Holders of Registrable Notes promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such registration will be in connection with an underwritten offering and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which such securities are reasonably expected to be sold). Upon the written request of any such Holder delivered to the Company within ten days after the receipt of any such notice (which request shall specify the Registrable Notes intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use reasonable best efforts to effect the registration under the Act of all of the Registrable Notes the Company has been so requested to register. If such registration involves an underwritten offering, all Holders requesting to be included in the registration must sell their Registrable Notes to the underwriters selected by the Company on the same terms and conditions as apply to the Company; provided that the Company shall bear the expenses in connection with such an underwritten offering as set forth in Section 6 hereof.

          (b) If a registration pursuant to this Section involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, then the Company may reduce the number of Registrable Notes requested to be included in such registration to a number that, in the opinion of such managing underwriter, can be sold after the sale of the securities proposed to be sold by the Company, such amount to be allocated among all such Holders of Registrable Notes pro rata on the basis of the respective number of Registrable Notes each such Holder has requested to be included in such registration.

          (c) In connection with any underwritten offering with respect to which holders of Registrable Notes shall have requested registration pursuant to this Section, the Company shall have the right to select the managing underwriter with respect to the offering; provided that such selection shall only be made with the consent of Morgan Stanley Senior Funding, Inc., which consent shall not be unreasonably withheld; and provided, further, that the foregoing proviso shall not apply if such registration is made pursuant to a request by another holder of securities who has the right to select the managing underwriter with respect to such offering. The aggregate amount of securities to be sold shall be determined using the anticipated offering price to the public for each security, as determined in good faith by the managing underwriter.

          (d) The provisions of Section 7 hereof shall, to the extent relevant, apply to any registration statement filed pursuant to this Section 3.


         SECTION 4. Rule 144A Demand. (a) If any Holder holding Registrable Notes desires to transfer any such securities pursuant to Rule 144A, the Company will promptly, upon the written request (a "RULE 144A DEMAND") by any one or more such Holders, use their reasonable best efforts to facilitate the consummation of such Rule 144A transaction by the Holders in accordance with the requirements of such Rule and with such request, including but not limited to preparing an offering memorandum with respect to such transaction containing information customarily included in connection with Rule 144A transactions of the type contemplated by the request; provided that the Company shall not be obligated to effect (i) in the aggregate, more than three offerings pursuant to this

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

Section 4 or (ii) any offering pursuant to this Section 4 unless the Registrable Notes to be sold (A) have an aggregate fair market value equal to or in excess of $20 million or (B) represent at least 50% of the Registrable Notes then outstanding. The provisions of Section 3, Section 7(c)(iii)(C) and (D), (iv) through (vii), (x) through (xii) and (xiv) through (xvii), Section 7(e), Section 8 and Section 9 shall apply, mutatis mutandis, to the preparation of any such offering memorandum and such offering.

          (b) If the Company shall receive a Rule 144A Demand, then the Company shall, within five days after receipt thereof, give written notice of such Rule 144A Demand to all other Holders of Registrable Notes. Upon the written request of any Holder of Transfer Restricted Securities that is received by the Company within five Business Days after the receipt by the Holder of the written notice referred to in the prior sentence, the Company shall take the actions specified in the preceding paragraph with respect to all Registrable Notes held by such Holder that are of the same type as that to which the Rule 144A Demand relates.

          (c) The Holders who made the Rule 144A Demand under this Section 4 may, at any time prior to the pricing of the contemplated Rule 144A transaction, revoke such Rule 144A Demand, without liability to any of the other Holders, by providing a written notice to the Company revoking such request.


         SECTION 5. Registered Exchange Offer. (a) In the event a Rule 144A Offering is consummated, unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 7(a)(i) below have been complied with), the Company shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the consummation of such Rule 144A Offering (the "RULE 144A CLOSING DATE"), but in no event later than 60 days after the Rule 144A Closing Date (such day being the "EXCHANGE FILING DEADLINE"), (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Rule 144A Closing Date (such 150th day being the "EXCHANGE EFFECTIVENESS DEADLINE"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the

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Exchange Notes to be offered in exchange for the Registrable Notes sold in a
Rule 144A Offering and (ii) resales of Exchange Notes by Broker-Dealers that tendered into the Exchange Offer Registrable Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Registrable Notes acquired directly from the Company or any of its Affiliates) as contemplated by Section 5(c) below.

          (b) The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open, in each case for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than the earlier to occur of (i) 30 business days thereafter or (ii) 30 days after the Effectiveness Deadline (such 30th day being the "EXCHANGE CONSUMMATION Deadline").

          (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Registrable Notes sold in the Rule 144A Offering that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Registrable Notes acquired directly from the Company or any Affiliate of the Company), may exchange such Registrable Notes pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Registrable Notes held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the Shearman & Sterling no-action letter (available July 2,
1993).


         Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Exchange Notes received by such Broker-Dealer in the Exchange Offer, the Company shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the Prospectus contained in the Exchange Offer

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Registration Statement is available for sales of Exchange Notes by
Broker-Dealers, the Company agrees to use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 7(a) and 7(c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the Exchange Consummation Deadline or such shorter period as will terminate when all Registrable Notes covered by such Registration Statement have been sold pursuant thereto. The Company shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

          (d) If (i) the Exchange Offer is not permitted by applicable law (after the procedures set forth in Section 7(a)(i) below have been complied with) or (ii) any Holder of Rule 144A Notes shall (A) notify the Company prior to Consummation of the Exchange Offer that (x) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (y) such Holder is a Broker-Dealer and holds Registrable Notes acquired directly from the Company or any of its Affiliates or (B) notify the Company at any time that it is an Affiliate of the Company and therefore not permitted to participate in an Exchange Offer, then the Company shall comply with the provisions of Section 2 hereof with respect to all Registrable Notes sold in the Rule 144A Offering which cannot be exchanged in the Exchange Offer, mutatis mutandis.

         SECTION 6.  Additional Amounts.

          (a) If the Shelf Registration Statement required by this Agreement is not declared effective on or prior to the Effectiveness Deadline, then, commencing on the Effectiveness Deadline, the Applicable Rate will be increased until but excluding the date that (i) the Shelf Registration Statement is declared effective by the Commission or (ii) if earlier, no Notes are Registrable Notes, by a per annum rate of 1.00%.


          (b) In the event that an Exchange Offer required by Section 5(a) is not consummated on or prior to the applicable Exchange Consummation Deadline, then, commencing as of such Exchange Consummation Deadline, the Applicable Rate on all Rule 144A Notes will be increased until but excluding the date that (i) the Exchange Offer is consummated, or (ii) if earlier, such Rule 144A Notes are no longer Registrable Notes, by a per annum rate of 1.00%.

          (c) If the Shelf Registration Statement or the Exchange Offer Registration Statement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose within the period of time

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

required hereunder, without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately, then, commencing on the date such Registration Statement ceases to be effective or usable for its intended purpose, the Applicable Rate on the Registrable Notes (or, in the case of an Exchange Offer Registration Statement, the Rule 144A Notes) will be increased until but excluding the date that (i) such Registration Statement is again declared effective or made usable or (ii) if earlier, no Notes or Rule 144A Notes, as applicable, are Registrable Notes, by a per annum rate of 1.00%; provided that the Applicable Rate shall not be increased if such Registration Statement is not effective solely because a post-effective amendment has been filed to add to such Registration Statement a new Holder who has been assigned rights under this Agreement pursuant to Section 12(e).

          (d) All accrued additional interest (the "ADDITIONAL AMOUNTS") shall
(i) prior to the Reset Date, be added to the Accreted Value of the Notes on each Accretion Date and (ii) from and after the Reset Date, shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, in each case as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any Notes for which Additional Amounts are due cease to be Registrable Notes, all obligations of the Company to pay or accrete such Additional Amounts with respect to Notes shall survive until such time as such obligations with respect to such Notes shall have been satisfied in full.

         SECTION 7.  Registration Procedures.

          (a) Exchange Offer Registration Statement. In connection with an Exchange Offer, the Company shall (x) comply with all applicable provisions of
Section 7(c) below, (y) use its reasonable best efforts to effect such exchange and to permit the resale of Exchange Notes by Broker-Dealers that tendered in the Exchange Offer Registrable Notes that such Broker-Dealer acquired after a Rule 144A Offering for its own account as a result of its market making activities or other trading activities (other than Registrable Notes acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

                  (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the

         Company to Consummate an Exchange Offer for such Registrable Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company hereby agrees to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.


                 (ii) As a condition to its participation in the Exchange Offer, each Holder of Registrable Notes (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) such Holder is not an Affiliate of the Company or a Broker-Dealer tendering Registrable Notes acquired directly from the Company for its own account, (B) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Registrable Notes or the Exchange Notes within the meaning of the Act, (C) if the Holder is not a Broker-Dealer or is a Broker-Dealer but will not receive Exchange Notes for its own account in exchange for Registrable Notes, neither the Holder nor any such other Person is engaged in or intends to participate in a distribution of the Exchange Notes, and (D) any Exchange Notes received by such Holder will be acquired in the ordinary course of its business. If the Holder is a Broker-Dealer that will receive Exchange Notes for its own account in exchange for Registrable Notes, it will represent that the Registrable Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and will acknowledge that it will deliver a prospectus meeting the requirements of the Act in connection with any resale of such Exchange Notes. It is understood that, by acknowledging that it will deliver, and by delivering, a prospectus meeting the requirements of the Act in connection with any resale of such Exchange Notes, the Holder is not admitting that it is an "underwriter" within the meaning of the Act.

                (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to Section 7(a)(i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to Section 7(a)(i) above, if applicable.

          (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of
Section 7(c) below and use its reasonable best efforts to effect such registration to permit the sale of the Registrable Notes in accordance with a variety of methods or methods of distribution consistent with prevailing practices.

         (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company shall:

                  (i) use its reasonable best efforts to keep such Registration Statement continuously effective for the period specified in Section 2 or Section 5 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for the issuance of the Exchange Notes or the resale of the Registrable Notes during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use reasonable best efforts to cause such amendment to be declared effective as soon as practicable;


                 (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 2 or Section 5 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the methods of distribution set forth in such Registration Statement or supplement to the Prospectus;

                (iii) promptly advise the Initial Purchasers and, in the case of a Shelf Registration Statement, each Holder of Registrable Notes covered thereby and Affiliated Market Maker, and, if requested by such Person, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective,
         (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the relevant Registrable Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of any Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Notes under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;


                 (iv) subject to Section 7(c)(i), if any fact or event contemplated by Section 7(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes or Exchange Notes, as applicable, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (v) furnish to each Initial Purchaser and, in the case of a Shelf Registration Statement, each Holder and each Affiliated Market Maker, in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of the Registration Statement), which documents will be subject to the review and comment of such Persons in connection with such sale, if any, for a period (to the extent practicable) of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to the Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Persons shall reasonably object within five Business Days after the receipt thereof. Such Person shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act; provided, that no Additional Amounts shall be payable pursuant to
         Section 6 hereof on account of any delay in filing or effectiveness of the Registration Statement arising solely due to objections under this clause (v);

                 (vi) promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or Prospectus, other than annual and other periodic reports required to be filed pursuant to the Exchange Act, provide copies of such document to each Holder and each Affiliated Market Maker, and, in connection with such exchange or sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Persons may reasonably request;


                (vii) make available, at reasonable times, for inspection by each Holder and each Affiliated Market Maker, any underwriter or Initial Purchaser participating in a disposition of Registrable Notes and any attorney or accountant retained by such Persons, all financial and other records and pertinent corporate documents of the Company as shall be necessary, in the reasonable judgment of such Holder, Affiliated Market Maker, underwriter or Initial Purchaser, to enable such person to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Persons, attorney or accountant in connection with a Rule 144A Offering or any Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, that (A) such Holders, Affiliated Market Makers, underwriters and Initial Purchasers and their respective counsel and accountants shall use reasonable efforts to coordinate any such investigation of the books, records and properties of the Company and any such discussions with the Company's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time, (B) such investigations and discussions shall, unless otherwise agreed by the Company, be conducted during regular business hours and upon reasonable notice, and (C) such Holders, Affiliated Market Makers, underwriters and Initial Purchasers and their respective counsel and accountants agree to maintain the confidentiality of any material non-public information which they are given or to which they are provided access;

               (viii) if requested by any Holders in connection with any sale or any Affiliated Market Maker, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Persons may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Notes and the use of the Registration Statement or Prospectus for market making purposes; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                 (ix) furnish to each Holder in connection with such sale and each Affiliated Market Maker, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each Holder and each Affiliated Market Maker without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to Section 7(d), the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Person in connection with the offering and the sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto and all market making activities of such Affiliated Market Maker, as the case may be;

                 (xi) upon the request of any Holder, enter into such customary agreements (including an underwriting agreement as is customary for offerings of similar securities) and make such representations and warranties as are customarily made in connection with dispositions of the type contemplated and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Notes pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to such Registration Statement. In such connection, and also in connection with market making activities by any Affiliated Market Maker, the Company shall:

                           (A) upon request of any Person, furnish (or in the
                  case of Sections 7(c)(xi)(A)(2) and 7(c)(xi)(A)(3), use reasonable best efforts to cause to be furnished) to such Person, upon Consummation of the Exchange Offer or in connection with any sale of the Notes pursuant to the Shelf Registration Statement or, upon the request of any Affiliated Market Maker, upon effectiveness of the Shelf Registration
                  Statement:

                                    (1) a customary certificate, dated the date
                           of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement signed on behalf of the Company by (x) the chief executive officer and (y) the principal financial or accounting officer of the Company confirming, as of the date thereof, such matters as are customary in connection with public offerings of securities similar to the Notes, as such Person may reasonably request;


                                    (2) a customary opinion, dated the date of
                           Consummation of the Exchange Offer, the date of effectiveness of the Shelf Registration Statement or the closing date of such sale of Notes, of counsel for the Company, covering matters as are customary for public offerings of securities similar to the Notes and such other matters as such Person may reasonably request; and

                                    (3) a customary comfort letter, dated the
                           date of Consummation of the Exchange Offer, the date of effectiveness of the Shelf Registration Statement or the closing date of such sale of the Registrable Notes from the independent accountants for the Company in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings; and

                           (B) deliver such other customary documents and
                  certificates as may be reasonably requested by such Persons to evidence compliance with the matters covered in Section 7(c)(xi)(A) above and with any customary conditions contained in any agreement entered into by the Company pursuant to this
                  Section 7(c)(xi);

                (xii) prior to any public offering of Registrable Notes, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Registrable Notes under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify generally as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation (in excess of a nominal amount) in any jurisdiction where it is not now so subject;

               (xiii) in connection with any sale of Registrable Notes that will result in such securities no longer being Registrable Notes, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends; and to register such Registrable Notes in such denominations and such names as the selling Holders may reasonably request;


                (xiv) use its respective reasonable best efforts to cause the disposition of the Registrable Notes covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Notes;

                 (xv) provide a CUSIP number for all Registrable Notes not later than the effective date of a Registration Statement covering such Registrable Notes and provide the Trustee under the Indenture with printed certificates for the Registrable Notes which are in a form eligible for deposit with the Depository Trust Company;

                (xvi) otherwise use its reasonable best efforts to comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

               (xvii) provide any other assistance the Holders reasonably request in relation to the marketing and sale of Registrable Notes pursuant to a Registration Statement, including, without limitation, making available executive officers of the Company for participation in a reasonable number of "road show" and other investor presentations requested by the Holders selling Registrable Notes; and

              (xviii) cause the Indenture to be qualified under the TIA not later than the effective date of any Registration Statement and, in connection therewith, cooperate with the Trustee under the Indenture (the "TRUSTEE") and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.


          (d) Restrictions on Holders. Each Holder agrees by acquisition of a Registrable Note and each Affiliated Market Maker agrees that, upon receipt of the notice referred to in Section 7(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 7(c)(iii)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Person will forthwith discontinue disposition of Registrable Notes pursuant to the applicable Registration Statement until (i) such Person has received copies of the supplemented or amended Prospectus contemplated by Section 7(c)(iv) hereof, or (ii) such Person is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT DATE"). Each Person receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Person's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Person's possession of the Prospectus covering such Registrable Notes that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of the Exchange Offer Registration Statement shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

          (e) The Holders of Registrable Notes covered by the Shelf Registration Statement who desire to do so may sell such Registrable Notes in an underwritten offering. So long as Morgan Stanley Senior Funding, Inc. and its Affiliates hold at least 40% of the aggregate principal amount of the Registrable Notes at the time of such offering, Morgan Stanley Senior Funding, Inc. will have the right to select the lead sole book running underwriter. Otherwise, if (i) any of the holders of Rollover Loans on the date hereof hold any Notes at the time of any such offering, such holders will have the right to select such underwriter and
(ii) otherwise, the Holders of a majority in aggregate principal amount of the Registrable Notes included in such offering will have the right to select such underwriter; provided that such underwriters are reasonably acceptable to the Company. The Company hereby irrevocably agrees that Morgan Stanley & Co. Incorporated is reasonably acceptable to it.

          (f) The Company and the Holders agree that, in connection with any potential sale of the Registrable Notes pursuant to a Rule 144A Offering or pursuant to the Shelf Registration Statement, the Company and the Holders will engage in reasonable discussions regarding any changes to the terms of the Registrable Notes or the Indenture that may be necessary or advisable in order to effect, or facilitate, any such sale; provided that nothing in this section shall be construed to obligate the Company or any Holder to agree to any such changes (except as set forth in the immediately succeeding proviso) and provided further that the Company will agree to any non-material changes to the Indenture that have been requested by the Trustee so long as such changes do not alter the economic terms of the Registrable Notes (which changes shall be deemed not to be modifications to facilitate or effect a sale for purposes of Section 8(d) hereof).

         SECTION 8.  Registration Expenses.


          (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing, messenger, delivery and telephone services; (iv) all fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing the Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company

(including the expenses of any special audit and comfort letters required by or incident to such performance); provided that the Holders shall reimburse the Company for one-half of any reasonable out-of-pocket expenses incurred by the Company in connection with the participation by executive officers of the company in any "road show" or other investor presentations requested by the Holders pursuant to Section 7(c)(xvii) hereof.

          (b) In connection with any Registration Statement or Rule 144A Offering, the Company will reimburse the Holders who are selling Registrable Notes pursuant to such Registration Statement or Rule 144A Offering for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in principal amount of the Registrable Notes for whose benefit such Registration Statement is being prepared or who are engaged in such sale.

          (c) The Company will reimburse the Holders selling any Registrable Notes for all transfer taxes incurred by such Holders in connection with the sale of any of their Registrable Notes.

          (d) Any discounts and commissions payable to any underwriter or Initial Purchaser in connection with the sale of any Registrable Notes shall be paid as follows: any such discounts and commissions payable with respect to any underwritten sale of any Registrable Notes pursuant to a Registration Statement or any sale of any Registrable Notes in a Rule 144A Offering shall be borne by the relevant Holders; provided that in the event the terms of such Registrable Notes have been modified to facilitate or effect such sale, then such discounts and commissions payable shall be borne by the Company. In addition, any discounts and commissions payable to any underwriter or initial purchaser in connection with the sale of any debt or equity securities of the Company issued after the date hereof the proceeds of which are applied to repay/redeem any of the Rollover Notes shall be borne by the Company.

         SECTION 9.  Indemnification.

         (a) The Company agrees to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), or is under common control with, or is controlled by any Holder, from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) (collectively, "LOSSES") caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), including documents incorporated therein by reference, provided by the Company to any Holder or any prospective purchaser of Registrable Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders or the plan of distribution furnished in writing to the Company by or on behalf of any of the Holders.

          (b) Each Holder of Registrable Notes agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company to the same extent as the foregoing indemnity from the Company set forth in Section 9(a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Registrable Notes pursuant to a Registration Statement exceeds the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.


          (c) In case any proceeding shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 9(a) and 9(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 9(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right or obligation to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to
Section 9(a), and by the Company, in the case of parties indemnified pursuant to
Section 9(b). The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.


          (d To the extent that the indemnification provided for in this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 9, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Registrable Notes pursuant to a Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 9(d) are several in proportion to the respective principal amount of Registrable Notes held by each Holder hereunder and not joint.

          (e The Company agrees that the indemnity and contribution provisions of this Section 9 shall apply to Affiliated Market Makers to the same extent, on the same conditions, as it applies to Holders.

          (f The indemnity and contribution provisions contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or by or on behalf of the Company, any of its officers or directors or any Person controlling the Company and (iii) any sale of Registrable Notes pursuant to a Registration Statement.

         SECTION 10. Rule 144A and Rule 144. The Company agrees with each Holder, for so long as any Registrable Notes remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the

Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of the Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Notes pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Notes pursuant to Rule 144.

         SECTION 11.  Subsequent Transactions.

          (a Transactions on the Rollover Borrowing Date. The Company (including in its capacity as Borrower under the Bridge Agreement) and each Initial Holder (including in its capacity as Lender under the Bridge Agreement) agree that:

                  (i notwithstanding anything to the contrary in the Bridge Agreement, the Bridge Maturity Date thereunder and the Rollover Borrowing Date thereunder will each occur on November 9, 2001;

                 (ii on the Rollover Borrowing Date: (x) subject to satisfaction of the conditions set forth in the Bridge Agreement and in accordance with the terms thereof, each Lender thereunder will make a Rollover Loan to the Company and the Company will apply the proceeds of such Rollover Loan to refinance the Bridge Loans then outstanding under the Bridge Agreement and to pay rollover fees payable pursuant to Section 2.09(b) of the Bridge Agreement; (y) each Initial Holder will return to the Company each Note issued by the Company to it under the Bridge Agreement and evidencing a Bridge Loan made by it to the Company, and each such Note shall be marked "cancelled"; and (z) the Company will issue for the account of each Initial Holder and its registered assigns a Rollover Note evidencing the Rollover Loan made by such Initial Holder to the Company on such date, in accordance with Section 2.07(f) of the Bridge Agreement;


                (iii on the Rollover Borrowing Date, pursuant to the terms of the Escrow Agreement, the aggregate amount then on deposit in the Escrow Account will be credited by Morgan Stanley Senior Funding, Inc., as Administrative Agent under the Bridge Agreement, first to the payment of accrued and unpaid interest on the Bridge Loans, until all such interest has been paid in full and thereafter, to the payment of principal of the Bridge Loans; and

                 (iv this Agreement constitutes the "Registration Rights Agreement" required to be entered into pursuant to Section 4.02(g) of the Bridge Agreement (and, as amended from time to time, will constitute the "Registration Rights Agreement" for all purposes under the Bridge Agreement).

       (b Transactions on the Indenture Date. (i) On the date (the "INDENTURE DATE") which is the earliest of (x) the date of a Shelf Registration Request,
(y) the date of a Rule 144A Demand or (z) the S-3 Eligibility Date, the Company shall execute the Indenture with a Trustee selected by the Company.

                 (ii Immediately after the execution of the Indenture on the Indenture Date, the Company shall issue a Note pursuant to the Indenture to each Holder of Rollover Notes as follows: (1) if such Holder is Morgan Stanley Senior Funding Inc., such Note shall be issued to Morgan Stanley & Co. Incorporated, (2) if such Holder is CIBC, Inc., such Note shall be issued to CIBC Inc., (3) if such Holder is First Union Investors, Inc., such Note shall be issued to First Union Investors, Inc., and (4) for any other Holder, to such Holder or Affiliate thereof as such Holder shall specify. Each such Note shall have an Initial Accreted Value (as defined in the Indenture) equal to the Accreted Value (determined in accordance with the Bridge Agreement) of the Rollover Note such Note has been issued in exchange for (such Accreted Value to be calculated as of the Indenture Date). Upon receipt by it or its Affiliate of a Note as specified in the preceding sentence, each Lender will return to the Company each Rollover Note issued to it and such Rollover Note shall be marked "cancelled"; and

                (iii Upon execution of the Indenture and issuance of the Notes in accordance with clause (ii) above, the Bridge Agreement (other than the indemnification provisions contained therein) shall terminate.

         Terms used in this Section and not defined herein have the meanings assigned to them in the Bridge Agreement.

         SECTION 12.  Miscellaneous.


          (a Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations hereunder may result in material irreparable injury to the Initial Holders or Affiliated Market Maker for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure any Initial Holder or any Affiliated Market Makers may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2 and 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of all outstanding Registrable Notes.

          (d Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

         (i     if to a Holder:

                  if such Holder is Morgan Stanley Senior Funding, Inc.:

                  Morgan Stanley Senior Funding, Inc.
                  1585 Broadway
                  New York,  NY  10036
                  Attention:   James  Morgan
                  Telephone:   212-537-1470
                  Telecopy:    212-537-1867


                  if such Holder is CIBC Inc.:

                  CIBC World Markets Corp.
                  425 Lexington Avenue
                  3rd Floor
                  New York, NY 10017
                  Attention:   Martin Friedman
                  Telephone:   212-885-4732
                  Telecopy:    212-885-4998

         and
                  if such Holder is First Union Investors, Inc.:

                  First Union Investors, Inc.
                  301 South College Street
                  NC-0760
                  Charlotte, NC 28288-0130
                  Attention:   Todd Kiziah/Frank Wessinger
                  Telephone:   704-715-1032/704-383-5084
                  Telecopy:    704-383-1625

,or to any other address which is specified to the Company in writing by anysuch Holder.

         (ii    if to the Company:

                  Choice One Communications Inc.
                  1 HSBC Plaza
                  100 Chestnut Street, Suite 1600
                  Rochester, New York 14604
                  Attention:   John Zimmer
                  Telephone:   716-530-2619
                  Telecopy:    716-530-2734



                  with a copy to:

                  Nixon Peabody LLP
                  Clinton Square
                  200 Broad Street
                  Rochester, New York 14604
                  Attention:   James A. Locke,III
                  Telephone:
                  716-263-1000
                  Telecopy:
                  716-163-1600

          (e Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, any Affiliate of a Lender under the Bridge Agreement who receives a Note on the Indenture Date pursuant to Section 11(b), and any subsequent Holders of Registrable Notes who are identified to the Company in writing; provided that the Company may not assign any of its obligations hereunder without the consent of each Holder and no Holder may assign such Holder's rights to any subsequent transferee of such Holder's Notes unless such transferee is identified to the Company in writing.

          (f Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

          (i Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                  CHOICE ONE COMMUNICATIONS INC.



                                  By:/s/ John J. Zimmer
                                    --------------------------------------------
                                    Title: Vice President, Finance and Treasurer



                                   MORGAN STANLEY SENIOR FUNDING, INC.

                                   By:/s/ Kevin Lockhart
                                    --------------------------------------------
                                    Title: Vice President



                                  FIRST UNION INVESTORS, INC.


                                   By:/s/ Jeff Gore
                                    --------------------------------------------
                                    Title: Vice President


                                  CIBC INC.


                                  By:/s/ Richard Hassard
                                    --------------------------------------------
                                    Title: Managing Director

                                                                       EXHIBIT A



                                FORM OF INDENTURE













                         CHOICE ONE COMMUNICATIONS INC.
                                    AS ISSUER

                                       AND

                                    [TRUSTEE]
                                   AS TRUSTEE







                                    INDENTURE

                        DATED AS OF ___________ __, 2001




                                  SENIOR NOTES
                              DUE NOVEMBER 9, 2010

                                      CROSS-REFERENCE TABLE1


TIA Sections                                                  Indenture Sections

ss. 310  (a)................................................................6.10
         (b)................................................................6.08
ss. 311  ...................................................................6.03
ss. 312  ...................................................................9.02
ss. 313  ...................................................................6.06
ss. 314  (a)..........................................................4.24, 4.26
         (c)................................................................9.04
         (e)................................................................9.05
ss. 315  (a)..........................................................6.01, 6.02
         (b)..........................................................6.02, 6.05
         (c)................................................................6.01
         (d)................................................................6.02
         (e)..........................................................5.12, 6.02
ss. 316  (a)..............................................2.05, 5.02, 5.04, 5.05
         (b)..........................................................5.06, 5.07
         (c)................................................................9.02
ss. 317  (a) (1)............................................................5.08
         (a) (2)............................................................5.09
         (b)................................................................2.03
ss. 318  ...................................................................9.01

                                    RECITALS



               ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE


SECTION 1.01.  Definitions....................................................1
SECTION 1.02.  Rules of Construction.........................................17

                               ARTICLE 2 THE NOTES


SECTION 2.01.  Form, Dating and Denominations................................18
SECTION 2.02.  Execution and Authentication; Exchange Notes..................19
SECTION 2.03.  Registrar, Paying Agent and Authenticating Agent;
       Paying Agent to Hold Money in Trust...................................20
SECTION 2.04.  Replacement Notes.............................................21
SECTION 2.05.  Outstanding Notes.............................................21
SECTION 2.06.  Temporary Notes...............................................22
SECTION 2.07.  Cancellation..................................................22
SECTION 2.08.  CUSIP and CINS Numbers........................................22
SECTION 2.09.  Registration, Transfer and Exchange...........................22
SECTION 2.10.  Restrictions on Transfer and Exchange.........................26

                     ARTICLE 3 REDEMPTION; OFFER TO PURCHASE


SECTION 3.01.  Optional Redemption...........................................27
SECTION 3.02.  Method and Effect of Redemption...............................27
SECTION 3.03.  Offer to Purchase.............................................29

                               ARTICLE 4 COVENANTS


SECTION 4.01.  Payment of Notes..............................................32
SECTION 4.02.  Maintenance of Office or Agency...............................32
SECTION 4.03.  Mandatory Offer to Purchase...................................33
SECTION 4.04.  Repurchase of Notes upon a Change of Control..................33
SECTION 4.05.  Existence; Conduct of Business................................33
SECTION 4.06.  Performance and Payment of Obligations........................34
SECTION 4.07.  Maintenance of Properties.....................................34
SECTION 4.08.  Books and Records; Inspection and Audit Rights................34
SECTION 4.09.  Compliance with Laws and Licences.............................34
SECTION 4.10.  Additional Subsidiaries.......................................34
SECTION 4.11.  Insurance.....................................................34
SECTION 4.12.  Debt; Certain Equity Securities; Lease Obligations............35
SECTION 4.13.  Liens.........................................................37
SECTION 4.14.  Fundamental Changes...........................................38
SECTION 4.15.  Investments, Loans, Advances, Guarantees and Acquisitions.....38
SECTION 4.16.  Asset Sales...................................................40
SECTION 4.17.  Sale and Leaseback Transactions...............................40
SECTION 4.18.  Restricted Payments; Certain Payments of Debt.................40
SECTION 4.19.  No Change in Accounting Policies..............................42
SECTION 4.20.  Transactions with Affiliates..................................42
SECTION 4.21.  Restrictive Agreements........................................42
SECTION 4.22.  Amendment of Material Documents...............................42
SECTION 4.23.  Capital Expenditures..........................................43

SECTION 4.24.  Financial Reports.............................................44
SECTION 4.25.  Notices of Material Events....................................46
SECTION 4.26.  Reports to Trustee............................................47

                          ARTICLE 5 DEFAULT AND REMEDIES


SECTION 5.01.  Events of Default.............................................47
SECTION 5.02.  Acceleration..................................................49
SECTION 5.03.  Other Remedies................................................50
SECTION 5.04.  Waiver of Past Defaults.......................................50
SECTION 5.05.  Control by Majority...........................................50
SECTION 5.06.  Limitation on Suits...........................................50
SECTION 5.07.  Rights of Holders to Receive Payment..........................51
SECTION 5.08.  Collection Suit by Trustee....................................51
SECTION 5.09.  Trustee May File Proofs of Claim..............................51
SECTION 5.10.  Priorities....................................................52
SECTION 5.11.  Restoration of Rights and Remedies............................52
SECTION 5.12.  Undertaking for Costs.........................................52
SECTION 5.13.  Rights and Remedies Cumulative................................53
SECTION 5.14.  Delay or Omission Not Waiver..................................53
SECTION 5.15.  Waiver of Stay, Extension or Usury Laws.......................53

                              ARTICLE 6 THE TRUSTEE


SECTION 6.01.  General.......................................................53
SECTION 6.02.  Certain Rights of Trustee.....................................54
SECTION 6.03.  Individual Rights of Trustee..................................55
SECTION 6.04.  Trustee's Disclaimer..........................................56
SECTION 6.05.  Notice of Default.............................................56
SECTION 6.06.  Reports by Trustee to Holders.................................56
SECTION 6.07.  Compensation and Indemnity....................................56
SECTION 6.08.  Replacement of Trustee........................................57
SECTION 6.09.  Successor Trustee by Merger...................................58
SECTION 6.10.  Eligibility...................................................58
SECTION 6.11.  Money Held in Trust...........................................58

                        ARTICLE 7 DEFEASANCE AND DISCHARGE


SECTION 7.01.  Discharge of Company's Obligations............................58
SECTION 7.02.  Application of Trust Money....................................59
SECTION 7.03.  Repayment to Company..........................................59
SECTION 7.04.  Reinstatement.................................................60

                  ARTICLE 8 AMENDMENTS, SUPPLEMENTS AND WAIVERS


SECTION 8.01.  Amendments Without Consent of Holders.........................60
SECTION 8.02.  Amendments With Consent of Holders............................61
SECTION 8.03.  Effect of Consent.............................................62
SECTION 8.04.  Trustee's Rights and Obligations..............................62
SECTION 8.05.  Conformity with Trust Indenture Act...........................63

SECTION 8.06.  Payments for Consents.........................................63

                             ARTICLE 9 MISCELLANEOUS


SECTION 9.01.  Trust Indenture Act of 1939...................................63
SECTION 9.02.  Noteholder Communications; Noteholder Actions.................63
SECTION 9.03.  Notices.......................................................64
SECTION 9.04.  Certificate and Opinion as to Conditions Precedent............65
SECTION 9.05.  Statements Required in Certificate or Opinion.................65
SECTION 9.06.  Payment Date Other Than a Business Day........................66
SECTION 9.07.  Governing Law.................................................66
SECTION 9.08.  No Adverse Interpretation of Other Agreements.................66
SECTION 9.09.  Successors....................................................66
SECTION 9.10.  Duplicate Originals...........................................66
SECTION 9.11.  Separability..................................................66
SECTION 9.12.  Table of Contents and Headings................................66
SECTION 9.13.  No Liability of Directors, Officers, Employees,
      Incorporators and Stockholders ........................................66

                                    EXHIBITS

EXHIBIT A           Form of Note
EXHIBIT B           Restricted Legend
EXHIBIT C           DTC Legend
EXHIBIT D           Rule 144A Certificate
EXHIBIT E           Institutional Accredited Investor Certificate
EXHIBIT F           Regulation S Certificate

         INDENTURE, dated as of __________ __, 2001, between Choice One Communications Inc., a Delaware corporation, as the Company, and [TRUSTEE], a __________________, as Trustee.

                                    RECITALS

         The Company has duly authorized the execution and delivery of the Indenture to provide for the issuance of up to $[Accreted Value on Issue Date] aggregate principal amount of the Company's Senior Notes Due November 9, 2010 as provided herein (the "NOTES"). All things necessary to make the Indenture a valid agreement of the Company, in accordance with its terms, have been done, and the Company has done all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and duly issued by the Company, the valid obligations of the Company as hereinafter provided.

         This Indenture is subject to, and will be governed by, the provisions of the Trust Indenture Act that are required to be a part of and govern indentures qualified under the Trust Indenture Act.

                            THIS INDENTURE WITNESSETH

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, the parties hereto covenant and agree, for the equal and proportionate benefit of all Holders, as follows:



                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1.  Definitions.

         "ACCRETED VALUE" of any Note as of any date of determination thereof (each, a "determination date") means an amount equal to (i) the Accreted Value of such Note as of the Accretion Date most recently ended prior to such determination date (or, if such no Accretion Date has occurred on or prior to such determination date, the Initial Accreted Value with respect to such Note) plus (ii) an amount equal to the interest that shall have accrued on the Accreted Value of such Note (as in effect on the Accretion Date most recently ended prior to such determination date) (or Initial Accreted Value, as the case may be) from and including the Accretion Date most recently ended prior to such determination date (or, if such no Accretion Date has occurred on or prior to such determination date, the Issue Date) to but excluding such determination date at a rate per annum equal to the Accretion Rate. On the Reset Date, the outstanding principal amount of any Note shall be equal to the Accreted Value of such Note on such date.

         "ACCRETION DATE" means each May 9 and November 9 that falls after the Issue Date and on or prior to the Reset Date.

         "ACCRETION RATE" means an interest rate per annum equal to 13%.

         "ADDITIONAL INTEREST" means additional interest owed to the Holders pursuant to the Registration Rights Agreement.

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.

         "AGENT" means any Registrar, Paying Agent or Authenticating Agent.

         "AGENT MEMBER" means a member of, or a participant in, the Depositary.

         "APPLICABLE HOLDER" means, at any time, (i) if at such time there is a Significant Holder, the Significant Holder and (ii) otherwise, the Majority Holders.

         "APPROVED BUDGET" means the annual budgets the Company and its Subsidiaries prepared in accordance with the Transaction Agreement, and approved by the Board of Directors of the Company pursuant thereto.

         "AUTHENTICATING AGENT" refers to a Person engaged to authenticate the Notes in the stead of the Trustee.

         "BANKRUPTCY DEFAULT" has the meaning assigned to such term in Section 5.01.

         "BOARD OF DIRECTORS" means the board of directors or comparable governing body of the Company, or any committee thereof duly authorized to act on its behalf.

         "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors which is certified by the Secretary or an Assistant Secretary of the Company and remains in full force and effect as of the date of its certification.

         "BUSINESS DAY" means any day except (i) a Saturday, Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office of the Trustee is located are authorized or required by law or executive order to close or (ii) any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "BUSINESS PLAN" means each of the business plans for the Company and the Subsidiaries prepared on a city-by-city basis in accordance with the Transaction Agreement and approved by the Board of Directors.

         "CAPITAL EXPENDITURES" means, with respect to any specified Person and its Subsidiaries for any period, the aggregate cost of all PP&E acquired by such Person and/or its Subsidiaries during such period, less capitalized labor, each as determined in accordance with GAAP.

         "CAPITAL LEASE OBLIGATIONS" of any Person means obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required under GAAP to be classified and accounted for as capital leases on a balance sheet of such Person. The amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

         "CERTIFICATED NOTE" means a Note in registered individual form without interest coupons.

         "CHANGE OF CONTROL" means any event resulting in (a) any person or group of persons (within the meaning of Section 13(d) of the Exchange Act of 1934) other than MSDWCP or the Management Members obtaining ownership or control in one or more series of transactions of more than twenty-five percent (25%) of the common stock or other voting securities or control of the board of directors of the Company or (b) except as otherwise permitted herein, any Choice One Company no longer being a Wholly-Owned Subsidiary of the Company or any such Person being party to any agreement which contemplates that it shall not be such a Wholly-Owned Subsidiary or (c) an occurrence under the Preferred Equity Documents or under any indenture or other instrument evidencing any Debt in excess of $2,000,000 of any "change in control" (as defined in the Preferred Equity Documents or in such indenture or other evidence of Debt) obligating the Company or any Choice One Company to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein.

         "CHOICE ONE COMPANIES" means the Company and its Subsidiaries.

         "CLEC" means a competitive local exchange carrier under applicable Communications Law.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMPANY" means the party named as such in the first paragraph of the Indenture.

         "COMPANY ORDER" means a written request or order signed in the name of the Company by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Company, and delivered to the Trustee.

         "COMMUNICATIONS LAW" means the Communications Act of 1934 and all rules and regulations thereunder, or any successor statute or statutes thereto (including, without limitation, the Telecommunications Act of 1996) and all rules and regulations thereunder, and all rules and regulations of the FCC, any applicable PUC or any other applicable Governmental Authority related to the provision of telecommunication or broadcast services, each as amended or supplemented from time to time.

         "COMMUNICATIONS LICENSE" means any license for the provision of CLEC telephony service, and any other license, permit, consent, certificate of compliance, franchise, approval, waiver or authorization granted or issued by FCC or other applicable Governmental Authority, including, without limitation, any PUC Authorization and any of the foregoing authorizing or permitting the acquisition, construction or operation of Network Facilities or any other system for the provision of CLEC telephony service.

         "COMPANY LEVERAGE RATIO" means with respect to the Company and its Subsidiaries on a Consolidated basis as of the last day of any fiscal quarter, the ratio of (a) Total Debt thereof as of such date to (b) EBITDA thereof for the six-month period ending on such date times two (2).

         "CONSOLIDATED" means, when used with reference to financial statements or financial statement items of the Company and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee is principally administered, which at the date of the Indenture is located at [CORPORATE TRUST OFFICE]. The location of the Corporate Trust Office may be changed by notice given to the Company by the Trustee.

         "DEBT" of any Person means, without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except for trade payables arising in the ordinary course of business not more than ninety (90) days past due and except for all obligations in respect of an IRU, (c) all Capital Lease Obligations of any such Person, (d) all Debt of any other Person secured by a Lien on any asset of any of the Company and its Subsidiaries, as applicable, (e) all Guarantees of any such Person, except for Guarantees in an amount not to exceed $1,000,000 to secure payment or performance of customer service contracts incurred in the ordinary course of business, (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including without limitation any Reimbursement Obligation, and banker's acceptances issued for the account of any such person, (g) all obligations of any such Person to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Person and (h) all net termination payments (or other net obligations) owed by any such Person pursuant to Hedging Agreements.

         "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "DEPOSITARY" means the depositary of each Global Note, which will initially be DTC.

         "DTC" means The Depository Trust Company, a New York corporation, and its successors.

         "DTC LEGEND" means the legend set forth in Exhibit C.

         "DOLLARS" or "$" refers to lawful money of the United States.

         "DSL" means technology which permits broadband transmission over copper telephone lines, allowing for the provision of high speed data services.

         "EBITDA" means, with respect to any specified Person and its Subsidiaries, for any period, the sum of the following determined on a Consolidated basis, without duplication, in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income: (i) income and franchise taxes, (ii) Interest Expense,
(iii) amortization, depreciation and other non-cash charges less (c) (i) capitalized labor, (ii) interest income and (iii) any extraordinary gains. EBITDA shall be adjusted in a manner reasonably satisfactory to the Applicable Holder, to include, on a pro forma basis, as of the first day of any calculation period any acquisition consummated during such period in accordance with this Agreement and exclude, on a pro forma basis, as of the first day of any calculation period any Subsidiary or assets sold in accordance with this Agreement during such period.

         "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, the preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Substance or health and safety matters.

         "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Company or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Internal Revenue Code, is treated as a single employer under Section 414 of the Internal Revenue Code.

         "EVENT OF DEFAULT" has the meaning assigned to such term in Section
5.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FCC" means the Federal Communications Commission or any successor Governmental Authority.

         "FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

         "FISCAL QUARTER" means a fiscal quarter of the Company.

         "FISCAL YEAR" means a fiscal year of the Company.

         "GAAP" means generally accepted accounting principles in the United States of America , applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its consolidated Subsidiaries delivered to the Trustee.

         "GLOBAL NOTE" means a Note in registered global form without interest coupons.

         "GOVERNMENTAL AUTHORITY" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Debt or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Debt or other obligation; provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

         "HAZARDOUS SUBSTANCES" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "HEDGING AGREEMENT" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Company or any Subsidiary, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

         "HOLDER" or "NOTEHOLDER" means the registered holder of any Note.

         "INCREMENTAL SENIOR FACILITY DEBT" means Senior Facility Debt but only if, and solely to the extent that, after giving effect to the incurrence of any such Debt, the principal amount of such Debt (including any Reimbursement Obligations) exceeds $350,000,000.

         "INDENTURE" means this indenture, as amended or supplemented from time to time.

         "INITIAL ACCRETED VALUE" means, with respect to each Note, the principal amount of such note on the Issue Date.

         "INITIAL NOTES" means the Notes issued on the Issue Date and any Notes issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

         "INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE" means a certificate substantially in the form of Exhibit E hereto.

         "INTEREST", in respect of the Notes, unless the context otherwise requires, refers to interest and Additional Interest, if any.

         "INTEREST EXPENSE" means, for any period, total interest expense (including, without limitation, interest expense attributable to Capital Lease Obligations and all net payment obligations pursuant to Hedging Agreements) determined on a consolidated basis, without duplication, for any specified Person and its Subsidiaries in accordance with GAAP.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "IRU" means a noncancellable indefeasible right of use to, or in capacity in, telecommunications bandwidth (or similar network bandwidth), related equipment or other Telecommunications Equipment, or any other right substantially similar to the foregoing.

         "ISSUE DATE" means [date indenture is executed].

         "LIBO NOTES" means, on any date on and after the Reset Date, all Notes that are accruing interest at such date by reference to the LIBO Rate.

         "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "LUCENT AGREEMENT" means the General Agreement Number LNM980612RMCO, effective as of July 17, 1998, by and between the Company and Lucent Technologies Inc., as amended.

         "MAJORITY HOLDERS" means, at any time, the holders of more than 50.1% of the aggregate Accreted Value or principal amount, as applicable, of the Notes at such time.

         "MANAGEMENT MEMBERS" has the meaning set forth in the Transaction Agreement.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the properties, business, operations, prospects or condition, financial or otherwise, of the Choice One Companies taken as a whole, or (b) the ability of the Company to perform any of its obligations under any Note or this Indenture.

         "MATERIAL DEBT" means Debt (other than obligations in respect of the Notes), of any one or more Choice One Companies in an aggregate principal amount exceeding $2,000,000.

         "MATURITY DATe" means November 9, 2010.

         "MOODY'S" means Moody's Investors Service, Inc. and its successors.

         "MSDWCP" means, collectively, Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., MSCP III 892 Investors, L.P., Morgan Stanley Dean Witter Capital Partners IV, L.P., MSDW IV 892 Investors, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P. and any private equity investment fund or similar entity managed by any of the Affiliates of any of the foregoing.

         "MSSF" means Morgan Stanley Senior Funding, Inc. and its successors.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "NET INCOME" means, with respect to any specified Person and its Subsidiaries for any period, the net income (or loss) of such Persons for such period calculated on a Consolidated basis in accordance with GAAP; provided, that there shall be excluded from net income (or loss): (a) the income (or loss) of any other Person (other than a Wholly-Owned Subsidiary of such first Person) in which such first Person or Subsidiary thereof has an ownership interest unless received by such first Person or Subsidiary in a cash distribution and (b) the income (or loss) of any other Person accrued prior to the date it became a Subsidiary or is merged into or consolidated with such first Person or Subsidiary.

         "NET PROCEEDS" means, as applicable, (a) with respect to any sale or other disposition of assets (other than any such disposition referred to in clause (c)), the gross cash proceeds received by the Company or any of its Subsidiaries from such sale or other disposition less the sum of (i) all income taxes and other taxes assessed or estimated by such Persons (with such amount approved by the Significant Holder or, if there is no Significant Holder, the Trustee or, if the Trustee shall have not approved such amount within five days of the request for such approval by the Company, the Majority Holders) to be assessed by a Governmental Authority as a result of such sale and any other fees and expenses incurred in connection therewith and (ii) the principal amount of, premium, if any, and interest on any Debt secured by a Lien on the asset (or a portion thereof) sold, which Debt is required to be repaid in connection with such sale or other disposition, (b) with respect to any offering of capital stock or issuance of Debt, the gross cash proceeds received by the Company or any of its Subsidiaries therefrom less all legal, underwriting and other fees and expenses incurred in connection therewith and (c) with respect to any payment under an insurance policy or in connection with a condemnation proceeding, the amount of cash proceeds received by the Company or its Subsidiaries from an insurance company or Governmental Authority, as applicable, net of all expenses of collection.

         "NETWORK FACILITY" means the switches and network of digital and analog facilities owned or leased by the Company or any of its Subsidiaries for use in the provision of CLEC telephony services.

         "NOTES" has the meaning assigned to such term in the Recitals.

         "OFFER TO PURCHASE" has the meaning assigned to such term in Section 3.03.

         "OFFICER" means the chairman of the Board of Directors, the president or chief executive officer, any vice president, the chief financial officer, the treasurer or any assistant treasurer, or the secretary or any assistant secretary, of the Company.

         "OFFICERS' CERTIFICATE" means a certificate signed in the name of the Company by any Officer.

         "OPINION OF COUNSEL" means a written opinion signed by legal counsel, who may be an employee of or counsel to the Company, satisfactory to the Trustee.

         "PAYING AGENT" refers to a Person engaged to perform the obligations of the Trustee in respect of payments made or funds held hereunder in respect of the Notes.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "PERMANENT FINANCING" means any Debt of the Company consisting of publicly or privately placed notes, debentures, bonds or other debt securities (including without limitation Debt convertible into capital stock of the Company) and any Equity Interests of the Company (including without limitation any preferred Equity Interests of the Company convertible into common stock of the Company).

         "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "PLAN" means any employee pension benefit plan (except a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code and which (a) is maintained for employees of the Company or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of the Company or any of their current or former ERISA Affiliates.

         "PP&E" means with respect to any specified Person and its Subsidiaries as of any date of determination, the gross property, plant and equipment (including capitalized labor) thereof as of such date determined on a Consolidated basis in accordance with GAAP.

         "PREFERRED EQUITY" means the Series A Senior Cumulative Preferred Stock issued by the Company pursuant to the Preferred Equity Documents.

         "PREFERRED EQUITY DOCUMENTS" means the Preferred Equity Purchase Agreement and all of the documents referred to therein, including without limitation, the provisions of the articles of incorporation or other charter documents of the Company designating the terms of the Preferred Equity.

         "PREFERRED EQUITY PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of August 1, 2000 by and between the Company and the applicable signatories listed in the definition of MSDWCP.

         "PREPAYMENT EVENT" means:

         (a) any receipt of Tax refunds, proceeds from the termination of a Plan, indemnity payments and other similar cash receipts not generated in the ordinary course of business;

         (b) the issuance by any Choice One Company of any Equity Interest (including pursuant to a Permanent Financing) or the receipt by any Choice One Company of any capital contribution, other than (i) any such issuance of an Equity Interest to, or receipt of any such capital contribution from, a Choice One Company, (ii) the issuance of stock options or warrants exercisable for capital stock of any Choice One Company to any director, officer or employee of any Choice One Company in connection with such Person's employment or hire after the Issue Date, and (iii) the issuance of capital stock of any Choice One Company upon the exercise of any stock options or warrants held by any director, officer or employee of any Choice One Company, so long as (x) in the cases of clauses (ii) and (iii), such stock options or warrants are granted or issued pursuant to a plan or other employment agreement duly approved by the board of directors of the relevant Choice One Company and (y) the aggregate Net Proceeds from all issuances described in clauses (ii) and (iii) do not exceed $2,000,000; and

         (c) the incurrence by any Choice One Company of any Debt (including pursuant to a Permanent Financing), other than Debt permitted pursuant to
Section 4.12 (except any such Debt that constitutes Incremental Senior Facility
Debt).

         "PRIME RATE" means the rate of interest per annum publicly announced from time to time by First Union National Bank as its prime rate. Each change in the Prime Rate will be effective for purposes hereof from and including the date such change is publicly announced as being effective.

         "PUC" means any state, provincial or other local regulatory agency or body that exercises jurisdiction over the rates or services or the ownership, construction or operation of any Network Facility or telephony system or over Persons who own, construct or operate a Network Facility or any such system, in each case by reason of the nature or type of the business subject to regulation and not pursuant to laws and regulations of general applicability to Persons conducting business in any such jurisdiction.

         "PUC AUTHORIZATIONS" means all applications, filings, reports, documents, recordings and registrations with, and all validations, exemptions, franchises, waivers, approvals, orders or authorizations, consents, licenses, certificates and permits from, any PUC.

         "REGISTER" has the meaning assigned to such term in Section 2.09.

         "REGISTRAR" means a Person engaged to maintain the Register.

         "REGISTRATION RIGHTS AGREEMENT" means the Debt Registration Rights Agreement dated on or about the Rollover Date between the Company and MSSF, First Union Investors, Inc. and CIBC Inc.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date means the date 15 days before such Interest Payment Date.

         "REGULATED ACTIVITY" means any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Substance.

         "REGULATION S CERTIFICATE" means a certificate substantially in the form of Exhibit F hereto.

         "REIMBURSEMENT OBLIGATION" means the obligation of the Subsidiaries to reimburse First Union Securities, Inc. for amounts drawn under the letters of credit pursuant to the Senior Facility Documents.

         "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and its Affiliates.

         "RELEASE" means any discharge, emission or release, including a Release as defined in CERCLA at 42 U.S.C. Section 9601(22). The term "RELEASED" has a corresponding meaning.

         "REPLACEMENT EQUITY" means any Equity Interests the Net Proceeds of which are utilized to redeem in full the Preferred Equity and the terms and conditions of which are reasonably satisfactory to the Applicable Holder.

         "RESET DATE" means the fourth anniversary of the Rollover Date.

         "RESPONSIBLE OFFICER" with regard to the Company, means any of the following: the chief executive officer, chief financial officer or vice president of finance of the Company; and with regard to the Trustee, means [any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture].

         "RESTRICTED LEGEND" means the legend set forth in Exhibit B.

         "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest in any Choice One Company, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of
(i) any Equity Interest in any Choice One Company or (ii) any option, warrant or other right to acquire any such Equity Interest.

         "ROLLOVER DATE" means November 9, 2001.

         "RULE 144A" means Rule 144A under the Securities Act.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. and its successors.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SENIOR CREDIT AGREEMENT" means the Second Amended and Restated Credit Agreement, dated as of August 1, 2000, among the Company, as guarantor, the "Borrowers" named therein, First Union Investors, Inc., as administrative agent, General Electric Capital Corporation, as syndication agent, and MSSF, as documentation agent.

         "SENIOR FACILITY BORROWER LEVERAGE RATIO" means with respect to the Senior Facility Borrowers and their Subsidiaries on a Consolidated basis as of the last day of any fiscal quarter, the ratio of (a) Total Debt thereof as of such date to (b) EBITDA thereof for the six-month period ending on such date times two (2).

         "SENIOR FACILITY BORROWERS" means the Subsidiaries that are borrowers under the Senior Credit Agreement.

         "SENIOR FACILITY DEBT" means any Debt outstanding from time to time under the Senior Facility Documents, provided the aggregate principal amount of such Debt (including any Reimbursement Obligations) shall not exceed $400,000,000.

         "SENIOR FACILITY DOCUMENTS" means collectively (i) the Senior Credit Agreement, (ii) the Second Amended and Restated Security Agreement, dated August 1, 2000, among the Company, the Subsidiaries named therein and First Union Investors, Inc., as administrative agent, (iii) the Second Amended and Restated Pledge Agreement, dated August 1, 2000, among the Company, the Subsidiaries named therein and First Union Investors, Inc., as administrative agent, and (iv) the other Loan Documents referred to (and as such term is defined) in such Senior Credit Agreement, in each case as amended, modified or waived from time to time in accordance with Section 4.22.

         "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

         "SIGNIFICANT HOLDER" means, at any time, any Holder that, together with its Affiliates, holds at least 40% of the aggregate Accreted Value or principal amount, as applicable, of the Notes at such time.

         "STAGE 1 COVENANT PERIOD" means the period commencing on the Rollover Date and ending on the day immediately prior to the first day of the Stage 2 Covenant Period.

         "STAGE 2 COVENANT PERIOD" means the period commencing on the first day following the fiscal quarter in respect of which the Company has delivered financial information pursuant to Section 4.24(b) and the accompanying certification by a Financial Officer in each case evidencing that (a) the Company Leverage Ratio (as at the last day of such quarter) is less than or equal to 10.0 to 1.0 (but greater than zero), (b) the Senior Facility Borrower Leverage Ratio (as at the last day of such quarter) is less than or equal to 6.0 to 1.0 (but greater than zero) and (c) EBITDA for the Senior Facility Borrowers for each of the two fiscal quarters then ended was a positive number.






         "STATUTORY RESERVE ADJUSTMENT" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which MSSF is subject with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board). Such reserve percentages will include those imposed pursuant to such Regulation D. Eurodollar Loans will be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Adjustment will be adjusted automatically on and as of the effective date of any change in any applicable reserve percentage.

         "SUBORDINATED DEBT" means any Debt of the Company which is subordinated in right of payment to the Notes, as applicable, pursuant to a written agreement to that effect.

         "SUBSIDIARY" means any subsidiary of the Company.

         "SWITCH" means any Lucent 5-ESS Switch or other comparable switch for the provision of CLEC telephony service or a packet-based switch for the provision of DSL and/or voice services.

         "TELECOMMUNICATION EQUIPMENT" means fiber optic cable, Switches, transmission equipment and other ancillary hardware necessary for the installation and operation of a switch room or central office and collocation with other telecommunications providers which will enable the Choice One Companies to offer CLEC telephony and DSL. Telecommunications Equipment shall also include software associated with the Network Facility and back office systems (including without limitation billing systems, operations systems and support, customer service and DSL services) and other related software and hardware products integral to developing a viable CLEC telephony and DSL business.






         "TERMINATION EVENT" means: (a) except for any such event that could not reasonably be expected to have a Material Adverse Effect, a "Reportable Event" described in Section 4043 of ERISA, or (b) except for any such event that could not reasonably be expected to have a Material Adverse Effect, the withdrawal of the Borrower or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Plan, the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (g) except for any such event that could not reasonably be expected to have a Material Adverse Effect, any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (h) except for any such event that could not reasonably be expected to have a Material Adverse Effect, any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA, or (i) the Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Plan or
Section 412 of the Code, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, or (j) the Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $2,000,000.

         "TOTAL CONSOLIDATED DEBT" means, without duplication, all Debt of the Company and its Subsidiaries determined on a Consolidated basis at any date of determination. For the purpose of the calculation of the financial covenants hereunder, "Total Consolidated Debt" shall not include obligations to redeem or repurchase the Preferred Equity and/or any Replacement Equity or obligations to repurchase or redeem certain other capital stock which is permitted under
Section 4.18.

         "TOTAL DEBT" means, without duplication, all Debt of the Senior Facility Borrowers and their Subsidiaries determined on a Consolidated basis at any date of determination. For the purpose of the calculation of the financial covenants, "Total Debt" shall not include obligations to redeem or repurchase the Preferred Equity and/or any Replacement Equity or obligations to repurchase or redeem certain other capital stock which is permitted under Section 4.18.

         "TRANSACTION AGREEMENT" means the Transaction Agreement dated as of July 8, 1998 by and among the Company, and the investors party thereto, as modified prior to the date hereof, and as further may be amended, restated or modified from time to time.

         "TRUSTEE" means the party named as such in the first paragraph of the Indenture or any successor trustee under the Indenture pursuant to Article 6.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939.

         "U.S. GLOBAL NOTE" means a Global Note that bears the Restricted
Legend.

         "U.S. GOVERNMENT OBLIGATIONS" means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof.

         "WHOLLY-OWNED" means, with respect to a Subsidiary, that all of the shares of capital stock or other ownership interests of such Subsidiary are, directly or indirectly, owned or controlled by the Company and/or one or more of its Wholly-Owned Subsidiaries.

         "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.2. Rules of Construction. Unless the context otherwise requires or except as otherwise expressly provided,

                   (1) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                   (2) "herein," "hereof" and other words of similar import refer to the Indenture as a whole and not to any particular Section, Article or other subdivision;

                   (3) all references to Sections or Articles or Exhibits refer to Sections or Articles or Exhibits of or to the Indenture unless otherwise indicated;

                   (4) references to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations); and

                   (5) in the event that a transaction meets the criteria of more than one category of permitted transactions or listed exceptions the Company may classify such transaction as it, in its sole discretion, determines.



                                    ARTICLE 2

                                    THE NOTES

         SECTION 2.1. Form, Dating and Denominations. (a) The Notes and the Trustee's certificate of authentication will be substantially in the form attached as Exhibit A. The terms and provisions contained in the form of the Notes annexed as Exhibit A constitute, and are hereby expressly made, a part of the Indenture. The Notes may have notations, legends or endorsements required by law, rules of or agreements with national securities exchanges to which the Company is subject, or usage. Each Note will be dated the date of its authentication. The Notes will be issuable in denominations of $1,000 in principal amount and any multiple of $1,000 in excess thereof.


               (b) (1) Except as otherwise provided in paragraph (c), Section 2.10(b)(2) or (c) or Section 2.09(b)(4), each Initial Note will bear the Restricted Legend.

                   (2) Each Global Note, whether or not an Initial Note, will bear the DTC Legend.

                   (3) Initial Notes will be issued in the form of Certificated Notes.

                                    (c) (1) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or

                   (2) after an Initial Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise or (y) is validly tendered for exchange into an Exchange Note pursuant to an Exchange Offerthe Company may instruct the Trustee to cancel the Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

                (d) By its acceptance of any Note bearing the Restricted Legend (or any beneficial interest in such a Note), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Note (and any such beneficial interest) set forth in this Indenture and in the Restricted Legend and agrees that it will transfer such Note (and any such beneficial interest) only in accordance with the Indenture and such legend.

         SECTION 2.2. Execution and Authentication; Exchange Notes. (a An Officer shall execute the Notes for the Company by facsimile or manual signature in the name and on behalf of the Company. If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note will still be valid.

          (b A Note will not be valid until the Trustee manually signs the certificate of authentication on the Note, with the signature conclusive evidence that the Note has been authenticated under the Indenture.

          (c At any time and from time to time after the execution and delivery of the Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication. The Trustee will authenticate and deliver:

                (i Notes for original issue in the aggregate Accreted Value not to exceed $[Accreted Value on Issue Date], and

                (ii Exchange Notes from time to time for issue in exchange for like principal amount of Initial Notes after the following conditions have been met:

                           (A)   Receipt by the Trustee of an Officers'
                      Certificate specifying

                                     (1) the amount of Notes to be authenticated
                            and the date on which the Notes are to be authenticated,

                                     (2) whether the Notes are to be Initial
                            Notes or Exchange Notes,

                                     (3) whether the Notes are to be issued as
                            one or more Global Notes or Certificated Notes, and

                                     (4) other information the Company may
                            determine to include or the Trustee may reasonably request; and

                           (B) In the case of Exchange Notes, effectiveness of
                  an Exchange Offer Registration Statement and consummation of the exchange offer thereunder (and receipt by the Trustee of an Officers' Certificate to that effect). Initial Notes exchanged for Exchange Notes will be cancelled by the Trustee.

         SECTION 2.3. Registrar, Paying Agent and Authenticating Agent; Paying Agent to Hold Money in Trust. (a) The Company may appoint one or more Registrars and one or more Paying Agents, and the Trustee may appoint an Authenticating Agent, in which case each reference in the Indenture to the Trustee in respect of the obligations of the Trustee to be performed by that Agent will be deemed to be references to the Agent. The Company may act as Registrar or (except for purposes of Article 7) Paying Agent. In each case the Company and the Trustee will enter into an appropriate agreement with the Agent implementing the provisions of the Indenture relating to the obligations of the Trustee to be performed by the Agent and the related rights. The Company initially appoints the Trustee as Registrar and Paying Agent.

          (b) The Company will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of and interest on the Notes and will promptly notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require the Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent will have no further liability for the money so paid over to the Trustee.

         SECTION 2.4. Replacement Notes. If a mutilated Note is surrendered to the Trustee or if a Holder claims that its Note has been lost, destroyed or wrongfully taken, the Company will issue and the Trustee will authenticate a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding. Every replacement Note is an additional obligation of the Company and entitled to the benefits of the Indenture. An indemnity must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company and the Trustee from any loss they may suffer if a Note is replaced. The Company may charge the Holder for the expenses of the Company and the Trustee in replacing a Note. In case the mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Company in its discretion may pay the Note instead of issuing a replacement Note.

         SECTION 2.5. Outstanding Notes. (a) Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for

                   (1) Notes cancelled by the Trustee or delivered to it for cancellation;

                   (2) any Note which has been replaced pursuant to Section 2.04 unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser; and

                   (3) on or after the Maturity Date or any redemption date or date for purchase of the Notes pursuant to an Offer to Purchase, those Notes payable or to be redeemed or purchased on that date for which the Trustee (or Paying Agent, other than the Company or an Affiliate of the Company) holds money sufficient to pay all amounts then due.

          (b) A Note does not cease to be outstanding because the Company or one of its Affiliates holds the Note, provided that in determining whether the Holders of the requisite principal amount of the outstanding Notes have given or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Notes owned by the Company or any Affiliate of the Company will be disregarded and deemed not to be outstanding, (it being understood that in determining whether the Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Notes which the Trustee actually knows to be so owned will be so disregarded). Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company, with prior written notice of such satisfaction provided to the Trustee by the Company, the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any Affiliate of the Company.

         SECTION 2.6. Temporary Notes. Until definitive Notes are ready for delivery, the Company may prepare and the Trustee will authenticate temporary Notes. Temporary Notes will be substantially in the form of definitive Notes but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officer executing the temporary Notes, as evidenced by the execution of the temporary Notes. If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes will be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for the purpose pursuant to Section 4.02, without charge to the Holder. Upon surrender for cancellation of any temporary Notes the Company will execute and the Trustee will authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes will be entitled to the same benefits under the Indenture as definitive Notes.

         SECTION 2.7. Cancellation. The Company at any time may deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold. Any Registrar or the Paying Agent will forward to the Trustee any Notes surrendered to it for transfer, exchange or payment. The Trustee will cancel all Notes surrendered for transfer, exchange, payment or cancellation and dispose of them in accordance with its normal procedures or the written instructions of the Company (which shall not include instructions to destroy notes). The Company may not issue new Notes to replace Notes it has paid in full or delivered to the Trustee for cancellation.

         SECTION 2.8. CUSIP and CINS Numbers. The Company in issuing the Notes may use "CUSIP" and "CINS" numbers, and the Trustee will use CUSIP numbers or CINS numbers in notices of redemption or exchange or in Offers to Purchase as a convenience to Holders, the notice to state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or exchange or Offer to Purchase. The Company will promptly notify the Trustee of any change in the CUSIP or CINS numbers.

         SECTION 2.9. Registration, Transfer and Exchange. (a) The Notes will be issued in registered form only, without coupons, and the Company shall cause the Trustee to maintain a register (the "REGISTER") of the Notes, for registering the record ownership of the Notes by the Holders and transfers and exchanges of the Notes.

              (b) (1) Each Global Note will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the DTC Legend.

                  (2) Each Global Note will be delivered to the Trustee as custodian for the Depositary. Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except (1) as set forth in Section 2.09(b)(4) and
         (2) transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depositary in accordance with customary procedures of the Depositary and in compliance with this Section and Section 2.10.

                  (3) Agent Members will have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary, and the Depositary shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under the Indenture or the Notes, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

                  (4) If (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for a Global Note and a successor depositary is not appointed by the Company within 90 days of the notice or (y) an Event of Default has occurred and is continuing and the Trustee has received a request from the Depositary, the Trustee will promptly exchange each beneficial interest in the Global Note for one or more Certificated Notes in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Trustee by the Depositary, and thereupon the Global Note will be deemed canceled. If such Note does not bear the

         Restricted Legend, then the Certificated Notes issued in exchange therefor will not bear the Restricted Legend. If such Note bears the Restricted Legend, then the Certificated Notes issued in exchange therefor will bear the Restricted Legend.

         (c) Each Certificated Note will be registered in the name of the Holder thereof or its nominee.

          (d) A Holder may transfer a Note (or a beneficial interest therein) to another Person or exchange a Note (or a beneficial interest therein) for another Note or Notes of any authorized denomination by presenting to the Trustee a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by Section 2.10. The Trustee will promptly register any transfer or exchange that meets the requirements of this Section by noting the same in the register maintained by the Trustee for the purpose; provided that

                  (x) no transfer or exchange will be effective until it is registered in such register and

                  (y) the Trustee will not be required (i) to issue, register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed or purchased pursuant to an Offer to Purchase, (ii) to register the transfer of or exchange any Note so selected for redemption or purchase in whole or in part, except, in the case of a partial redemption or purchase, that portion of any Note not being redeemed or purchased, or (iii) if a redemption or a purchase pursuant to an Offer to Purchase is to occur after a Regular Record Date but on or before the corresponding Interest Payment Date, to register the transfer of or exchange any Note on or after the Regular Record Date and before the date of redemption or purchase. Prior to the registration of any transfer, the Company, the Trustee and their agents will treat the Person in whose name the Note is registered as the owner and Holder thereof for all purposes (whether or not the Note is overdue), and will not be affected by notice to the contrary.

         From time to time the Company will execute and the Trustee will authenticate additional Notes as necessary in order to permit the registration of a transfer or exchange in accordance with this Section.

         No service charge will be imposed in connection with any transfer or exchange of any Note, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to subsection (b)(4)).

               (e) (1) Global Note to Global Note. If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the Trustee will (x) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

                   (2) Global Note to Certificated Note. If a beneficial interest in a Global Note is transferred or exchanged for a Certificated Note, the Trustee will (x) record a decrease in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (y) deliver one or more new Certificated Notes in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

                   (3) Certificated Note to Global Note. If a Certificated Note is transferred or exchanged for a beneficial interest in a Global Note, the Trustee will (x) cancel such Certificated Note, (y) record an increase in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

                   (4) Certificated Note to Certificated Note. If a Certificated
         Note is transferred or exchanged for another Certificated Note, the Trustee will (x) cancel the Certificated Note being transferred or exchanged, (y) deliver one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

         SECTION 2.10. Restrictions on Transfer and Exchange. (a) The transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section and Section 2.09 and, in the case of a Global Note (or a beneficial interest therein), the applicable rules and procedures of the Depositary. The Trustee shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.

          (b) Subject to paragraph (c), the transfer or exchange of any Note (or a beneficial interest therein) of the type set forth in column A below for a Note (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.


     A                            B                            C
U.S. Global Note           U.S. Global Note                   (1)
U.S. Global Note           Certificated Note                  (2)
Certificated Note          U.S. Global Note                   (3)
Certificated Note          Certificated Note                  (2)

                   (1)   No certification is required.

                   (2) The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee (x) a duly completed Rule 144A Certificate, (y) a duly completed Regulation S Certificate or
         (z) a duly completed Institutional Accredited Investor Certificate, and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required. In the event that
         (i) the requested transfer or exchange takes place after the Restricted Period and a duly completed Regulation S Certificate is delivered to the Trustee or (ii) a Certificated Note that does not bear the Restricted Legend is surrendered for transfer or exchange, upon transfer or exchange the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

                   (3) The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee a duly completed Rule 144A Certificate.

         (c) No certification is required in connection with any transfer or exchange of any Note (or a beneficial interest therein)

                   (1) after such Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision); provided that the Company has provided the Trustee with an Officer's Certificate to that effect, and the Company may require from any Person requesting a transfer or exchange in reliance upon this clause (1) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate; or

                   (2) (x) sold pursuant to an effective registration statement, pursuant to the Registration Rights Agreement or otherwise or (y) which is validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer.

         Any Certificated Note delivered in reliance upon this paragraph will not bear the Restricted Legend.

          (d) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee and at the expense of the Company.

          (e) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                                    ARTICLE 3

                          REDEMPTION; OFFER TO PURCHASE

         SECTION 3.1. Optional Redemption. At any time and from time to time, the Company may redeem the Notes, in whole or in part, at a redemption price equal to (i) the Accreted Value of the Notes to be redeemed on the applicable redemption date, if such date is prior to the Reset Date or (ii) the aggregate outstanding principal amount of the Notes to be redeemed on the applicable redemption date, if such date is on or after the Reset Date, plus, solely in the case of this clause (ii), accrued and unpaid interest thereon to such redemption date.

         SECTION 3.2. Method and Effect of Redemption. (a) If the Company elects to redeem Notes, it must notify the Trustee of the redemption date and the principal amount of Notes to be redeemed by delivering an Officers' Certificate at least 60 days before the redemption date. If fewer than all of the Notes are being redeemed, the Officers' Certificate must also specify a record date not less than 15 days after the date of the notice of redemption is given to the Trustee, and the Trustee will select the Notes to be redeemed pro rata, by lot or by any other method the Trustee in its sole discretion deems fair and appropriate, in denominations of $1,000 principal amount and multiples thereof. The Trustee will notify the Company promptly of the Notes or portions of Notes to be called for redemption. Notice of redemption must be sent by the Company or at the Company's request, by the Trustee in the name and at the expense of the Company, to Holders whose Notes are to be redeemed at least 30 days but not more than 60 days before the redemption date.

          (b) The notice of redemption will identify the Notes to be redeemed and will include or state the following:

                  (1) the redemption date;

                  (2) the redemption price, including the portion thereof representing any accrued interest;

                  (3) the place or places where Notes are to be surrendered for redemption;

                  (4) Notes called for redemption must be so surrendered in order to collect the redemption price;

                  (5) on the redemption date (i) the redemption price will become due and payable on Notes called for redemption, (ii) if such redemption date is prior to the Reset Date, the Accreted Value of Notes called for redemption will cease to increase and (iii) if such redemption date is on or after the Reset Date, interest on Notes called for redemption will cease to accrue on and after the redemption date;

                  (6) if any Note is redeemed in part, on and after the redemption date, upon surrender of such Note, new Notes equal in principal amount to the unredeemed portion will be issued; and

                  (7) if any Note contains a CUSIP or CINS number, no representation is being made as to the correctness of the CUSIP or CINS number either as printed on the Notes or as contained in the notice of redemption and that the Holder should rely only on the other identification numbers printed on the Notes.

          (c) Once notice of redemption is sent to the Holders, Notes called for redemption become due and payable at the redemption price on the redemption date, and upon surrender of the Notes called for redemption, the Company shall redeem such Notes at the redemption price. Commencing on the redemption date,
(i) if such redemption date is prior to the Reset Date, the Accreted Value of Notes redeemed will cease to increase and (ii) if such redemption date is on or after the Reset Date, interest on Notes redeemed will cease to accrue. Upon surrender of any Note redeemed in part, the Holder will receive a new Note equal in principal amount to the unredeemed portion of the surrendered Note.

         SECTION 3.3. Offer to Purchase. (a) An "OFFER TO PURCHASE" means an offer by the Company to purchase Notes as required by the Indenture. An Offer to Purchase must be made by written offer (the "OFFER") sent to the Holders. The Company will notify the Trustee at least 15 days (or such shorter period as is acceptable to the Trustee) prior to sending the offer to Holders of its obligation to make an Offer to Purchase, and the offer will be sent by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         (b) The offer must include or state the following as to the terms of the Offer to Purchase:

                  (1) the provision of the Indenture pursuant to which the Offer to Purchase is being made;

                  (2) the aggregate principal amount of the outstanding Notes offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined pursuant to the Indenture) (the "PURCHASE AMOUNT");

                  (3) the purchase price, including the portion thereof representing accrued interest;

                  (4) an expiration date (the "EXPIRATION DATE") not less than 3 days or more than 60 days after the date of the offer, and a settlement date for purchase (the "PURCHASE DATE") not more than five Business Days after the expiration date;

                  (5) information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable the Holders to make an informed decision with respect to the Offer to Purchase, at a minimum to include

                           (A) the most recent annual and quarterly financial
                  statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for the Company,

                           (B) a description of material developments in the
                  Company's business subsequent to the date of the latest of the financial statements (including a description of the events requiring the Company to make the Offer to Purchase), and

                           (C) if applicable, appropriate pro forma financial
                  information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase;

                  (6) a Holder may tender all or any portion of its Notes, subject to the requirement that any portion of a Note tendered must be in a multiple of $1,000 principal amount;

                  (7) the place or places where Notes are to be surrendered for tender pursuant to the Offer to Purchase;

                  (8) each Holder electing to tender a Note pursuant to the offer will be required to surrender such Note at the place or places specified in the offer prior to the close of business on the expiration date (such Note being, if the Company or the Trustee so requires, duly endorsed or accompanied by a duly executed written instrument of transfer);

                  (9) (i) prior to the Reset Date, the Accreted Value of any Note not tendered, or tendered but not purchased by the Company pursuant to the Offer to Purchase, will continue to increase in accordance with the provisions thereof and (ii) on and after the Reset Date, interest on any

         Note not tendered, or tendered but not purchased by the Company pursuant to the Offer to Purchase, will continue to accrue;

                 (10) on the purchase date the purchase price will become due and payable on each Note accepted for purchase and (i) if such purchase date is prior to the Reset Date, the Accreted Value of Notes accepted for purchase will cease to increase or (ii) if such redemption date is on or after the Reset Date, interest on Notes accepted for purchase will cease to accrue;

                 (11) Holders are entitled to withdraw Notes tendered by giving notice, which must be received by the Company or the Trustee not later than the close of business on the expiration date, setting forth the name of the Holder, the principal amount of the tendered Notes, the certificate number of the tendered Notes and a statement that the Holder is withdrawing all or a portion of the tender;

                 (12) (i) if Notes having an aggregate principal amount (or aggregate Accreted Value, as applicable) less than or equal to the purchase amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company will purchase all such Notes, and (ii) if the Offer to Purchase is for less than all of the outstanding Notes and Notes having an aggregate principal amount (or aggregate Accreted Value, as applicable) in excess of the purchase amount are tendered and not withdrawn pursuant to the offer, the Company will purchase Notes having an aggregate principal amount (or aggregate Accreted Value, as applicable) equal to the purchase amount on a pro rata basis, with adjustments so that only Notes in multiples of $1,000 principal amount (or Accreted Value, as applicable) will be purchased;

                 (13) if any Note is purchased in part, new Notes equal in principal amount (or Accreted Value, as applicable) to the unpurchased portion of the Note will be issued; and

                (14) if any Note contains a CUSIP or CINS number, no representation is being made as to the correctness of the CUSIP or CINS number either as printed on the Notes or as contained in the offer and that the Holder should rely only on the other identification numbers printed on the Notes.

          (c) Prior to the purchase date, the Company will accept tendered Notes for purchase as required by the Offer to Purchase and deliver to the Trustee all Notes so accepted together with an Officers' Certificate specifying which Notes have been accepted for purchase. On the purchase date, the purchase price will become due and payable on each Note accepted for purchase. If such purchase date is prior to the Reset Date, the Accreted Value of Notes purchased will cease to increase and if such purchase date is on or after the Reset Date, interest on Notes purchased will cease to accrue. The Trustee will promptly return to Holders any Notes not accepted for purchase and send to Holders new Notes equal in principal amount to any unpurchased portion of any Notes accepted for purchase in part.

          (d) The Company will comply with Rule 14e-1 under the Exchange Act and all other applicable laws in making any Offer to Purchase, and the above procedures will be deemed modified as necessary to permit such compliance.

          (e) The Company will timely repay Debt or obtain consents as necessary under, or terminate, any agreements or instruments that would otherwise prohibit an Offer to Purchase required to be made pursuant to the Indenture.



                                    ARTICLE 4

                                    COVENANTS

         SECTION 4.1. Payment of Notes. (a) The Company agrees to pay the Accreted Value or principal amount, as applicable, of and interest on the Notes on the dates and in the manner provided in the Notes and the Indenture. Not later than 10:00 A.M. (New York City time) on the due date of any principal of or interest on any Notes, or any redemption or purchase price of the Notes, the Company will deposit with the Trustee (or Paying Agent) money in immediately available funds sufficient to pay such amounts, provided that if the Company or any Affiliate of the Company is acting as Paying Agent, it will, on or before each due date, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such amounts until paid to such Holders or otherwise disposed of as provided in the Indenture. In each case the Company will promptly notify the Trustee of its compliance with this paragraph.

          (b) An installment of Accreted Value or principal amount, as applicable, or interest will be considered paid on the date due if the Trustee (or Paying Agent, other than the Company or any Affiliate of the Company) holds on that date money designated for and sufficient to pay the installment. If the Company or any Affiliate of the Company acts as Paying Agent, an installment of Accreted Value or interest will be considered paid on the due date only if paid to the Holders.

          (c) The Company agrees to pay interest on overdue Accreted Value, and, to the extent lawful, overdue installments of interest at the rate per annum specified in the Notes.

          (d) Payments in respect of the Notes represented by the Global Notes are to be made by wire transfer of immediately available funds to the accounts specified by the Holders of the Global Notes. With respect to Certificated Notes, the Company will make all payments by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each Holder's registered address.

         SECTION 4.2. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and the Indenture may be served. The Company hereby initially designates the Corporate Trust Office of the Trustee as such office of the Company. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served to the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be surrendered or presented for any of such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 4.3. Mandatory Offer to Purchase. Within five Business Days after any Net Proceeds are received by or on behalf of the Company or any Subsidiary in respect of any Prepayment Event, the Company must consummate an Offer to Purchase Notes having an aggregate Accreted Value (or, if such Prepayment Event occurs on or after the Reset Date, an aggregate principal amount) equal to such Net Proceeds received, rounded down to the nearest $1,000. The purchase price for the Notes will be (i) if such Prepayment Event occurs prior to the Reset Date, 100% of the Accreted Value of such Notes (calculated as of the date of purchase) and (ii) if such Prepayment Event occurs on or after the Reset Date, 100% of the aggregate outstanding principal amount of such Notes (calculated as of the date of purchase) plus accrued and unpaid interest, if any, to the date of purchase.

         SECTION 4.4. Repurchase of Notes upon a Change of Control. (a) If a Change of Control shall occur, the Company will consummate an Offer to Purchase all outstanding Notes at a purchase price equal to (i) if such Change of Control occurs prior to the Reset Date, 101% of the Accreted Value of such Notes (calculated as of the date of purchase) and (ii) if such Change of Control occurs on or after the Reset Date, 101% of the aggregate outstanding principal amount of such Notes (calculated as of the date of purchase) plus accrued and unpaid interest, if any, to the date of purchase.

         SECTION 4.5. Existence; Conduct of Business. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 4.14.

         SECTION 4.6. Performance and Payment of Obligations. The Company will, and will cause each of its Subsidiaries (a) to perform all its obligations under all leases, agreements and other instruments entered into in the conduct of its business where failure to do so could reasonably be expected to have a Material Adverse Effect, and (b) to pay its Debt and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where
(i) the validity or amount thereof is being contested in good faith by appropriate proceedings and (ii) such company has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

         SECTION 4.7. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, keep and maintain all property useful in, and material to, the conduct of its business in good working order and condition, ordinary wear and tear excepted.

         SECTION 4.8. Books and Records; Inspection and Audit Rights. The Company will, and will cause each of its Subsidiaries to, maintain a system of accounting and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties. The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Applicable Holder, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

         SECTION 4.9. Compliance with Laws and Licences. The Company will, and will cause each of its Subsidiaries to, (a) comply with all laws (including Communications Laws, Environmental Laws, Tax laws and ERISA), rules, regulations and orders of any Governmental Authority applicable to it or its property, and
(b) maintain and comply with the conditions of all Communications

Licences held by it, except in either case where failures to do so, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 4.10. Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Issue Date, the Company will, within three Business Days after such Subsidiary is formed or acquired, notify the Trustee and the Holders thereof.

         SECTION 4.11. Insurance. The Company will, and cause each of its Subsidiaries to, maintain with insurance companies that have an A.M. Best rating of A:X or better, insurance against such risks and in such minimum amounts as are in effect on the Issue Date and any additional insurance customarily maintained by similar businesses and as may be required by applicable laws, and annually deliver to the Trustee a report from an independent insurance broker as to the insurance then in effect.

         SECTION 4.12. Debt; Certain Equity Securities; Lease Obligations. (a) The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Debt, except:

                  (i) the Notes;

                  (ii) Senior Facility Debt;

                  (iii) Debt of the Company or any Subsidiary incurred in connection with a Hedging Agreement (A) required hereunder or under the Senior Facility Documents or (B) otherwise executed to hedge against interest rate fluctuation with a counterparty and upon terms and conditions (including interest rate) reasonably satisfactory to the Applicable Holder;

                  (iv) Debt constituting a Permanent Financing, but only to the extent that an Offer to Purchase in accordance with Section 4.03 has been made with respect to Notes having an aggregate Accreted Value (or outstanding principal amount, as applicable) at least equal to the Net Proceeds of such Permanent Financing;

                  (v) Debt existing on the Rollover Date and not otherwise permitted under or referred to in this Section 4.13, but not any renewal or refinancing thereof;

                  (vi) Debt of the Company or any Subsidiary not to exceed $2,000,000 in an aggregate principal or face amount on any date of determination, which Debt may consist of (A) Capital Lease Obligations,
         (B) short-term Debt incurred in the ordinary course of business, (C) temporary overdrafts, or (D) any other type of Debt previously approved in writing by the Majority Holders;

                  (vii) Debt of the Company or any Subsidiary consisting of Guarantees of Debt otherwise permitted by this Section;

                  (viii) (x) Debt of any Subsidiary owed to another Subsidiary or to the Company and (y) Debt of the Company owed to any Subsidiary; and

                  (ix) to the extent constituting Debt, any Equity Interests permitted to be issued pursuant to Section 4.12(b).

         (b) The Company will not and will not permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests, other than (i) shares of Preferred Equity issued as payment of dividends with respect to the Preferred Equity and (ii) any such Equity Interests issued pursuant to a Permanent Financing (including any convertible preferred stock issued by the Company) so long as the Net Proceeds thereof are applied in full in accordance with Section 4.03.

         (c) The Company will not and will not permit any Subsidiary to, incur or assume (whether pursuant to a Guarantee or otherwise) any liability for rental payments under a lease with a lease term (as defined in Financial Accounting Standards Board Statement No. 13, as in effect on the date hereof) of three years or more (other than (i) Capital Leases and (ii) leases for office spaces and Telecommunications Equipment), if after giving effect thereto, the aggregate amount of minimum lease payments for which the Company and its Subsidiary are liable will exceed $2,000,000 for any Fiscal Year under all such leases.

          (d) The Company will not, and will not permit any Subsidiary, to create, incur, assume or suffer to exist any Guarantee except:

                  (i) Guarantees of the Senior Bank Facility;

                  (ii) Guarantees in an amount not to exceed $1,000,000 to secure payment or performance of customer service contracts incurred in the ordinary course of business;

                  (iii) Guarantees of the Company with respect to any real or personal property lease to which any Senior Facility Borrower is a party and entered into in the ordinary course of business; provided, that no Default or Event of Default exists on the date any such Guarantee is created, incurred or assumed or arises as a result thereof and provided further, that upon entering into any such Guarantee with respect to any lease subject to Section 4.12(c), the Company shall be in compliance with Section 4.12(c) with respect to such lease;

                  (iv) Guarantees of the Company or any Senior Facility Borrower of any Debt of the Company which is permitted by this Section 4.12(a); and

                  (v) Guarantees of the Company and its Subsidiaries which consist of customary indemnification and purchase price adjustment obligations incurred in connection with the purchase of assets or capital stock in each case permitted hereunder.

         SECTION 4.13. Liens. (a) The Company will not, and will not permit any Subsidiary to, create or permit to exist any Lien on any property now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (i) Liens securing Senior Facility Debt;

                  (ii) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

                  (iii) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

                  (iv) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations (not to exceed $500,000) under customer service contracts;

                  (v) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business;

                  (vi) Liens created under the Lucent Agreement and any other Liens not otherwise permitted by or referred to in this Section 4.13 and in existence on the Issue Date; and

                  (vii) Liens evidencing the interest of lessors under Capital Lease Obligations permitted by Section 4.12(a)(vi) and Liens securing any purchase money Debt permitted under Section 4.12(a)(vi); provided, that with respect to any such purchase money Liens, (w) such Liens shall be created substantially simultaneously with the acquisition of the related asset, (x) such Liens do not at any time encumber any property other than the property financed by such Debt, (y) the amount of Debt secured thereby is not increased and (z) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired;

SECTION 4.14. Fundamental Changes. (a) The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or liquidate or dissolve, or permit any other Person to merge into or consolidate with it, except that (i) any Subsidiary may merge into any other Subsidiary or into the Company (so long as the Company is the survivor to such merger), (ii) any Subsidiary may merge into the Person such Subsidiary was formed to acquire in connection with an acquisition permitted by Section 4.15(a)(ix), so long as the survivor to such merger is a Subsidiary and (iii) any Subsidiary may wind-up into any other Subsidiary or into the Company. (b) The Company will not, and will not permit any Subsidiary to, engage in any business except businesses of the types conducted by the Company and its subsidiaries on the Issue Date and businesses reasonably related thereto.

         SECTION 4.15. Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary before such merger) any Equity Interest in or evidence of indebtedness or other security (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loan or advance to, Guarantee any obligation of, or make or permit to exist any investment or other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (i) existing loans, advances and investments not otherwise permitted by this Section 4.15 existing on the Issue Date;

                  (ii) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within 120 days from the date of acquisition thereof;

                  (iii) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank;

                  (iv) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

                  (v) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest credit rating obtainable from S&P or from Moody's;

                  (vi) investments by the Company and its Subsidiaries in Equity Interests in Persons that are their respective subsidiaries immediately prior to the date of such investment and investments by any Subsidiary in another Subsidiary;

                  (vii) loans or advances made by the Company to any Subsidiary or made by any Subsidiary to the Company or any other Subsidiary;

                  (viii) Guarantees constituting Debt permitted by Section 4.12;

                  (ix) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (x) subject to compliance with the other applicable provisions of the Notes and this Indenture, investments by the Company in the form of acquisitions of all or substantially all of the business or a line of business (by way of acquisition of capital stock or other equity interests only) of any other Person, and investments by any Subsidiary in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person, in each case if such acquisition has been previously approved in writing by the Majority Holders; provided that if the aggregate consideration (including cash, debt, capital stock and any earn-out) for any such acquisition does not exceed $5,000,000 and such aggregate consideration, together with the aggregate consideration with respect to all other acquisitions that have been consummated after the date hereof in reliance in this proviso does not exceed $10,000,000, then no such consent shall be required so long as no Default or Event of Default shall be in existence or would occur after giving effect thereto; and

                  (xi) loans and advances to directors, officers and employees of the Company and its Subsidiaries in the ordinary course of business; provided, that (i) the aggregate outstanding amount of all investments under this clause (xi) at any one time shall not exceed an amount equal to $2,500,000, less the aggregate amount of any repurchases made pursuant to Section 4.18(a)(iv) and (ii) if at any one time the aggregate outstanding amount of all investments under this clause (xi) equals or exceeds $500,000, any additional investments made pursuant to this clause (xi) which cause such aggregate outstanding amount to exceed $500,000 shall be secured by capital stock of the Borrower having a fair market value at the time of such investment equal to at least two times the amount of such investment.

         SECTION 4.16. Asset Sales. The Company will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any property, including any Equity Interest owned by it, nor will the Company permit any Subsidiary to issue any additional Equity Interest in such Subsidiary, except:

         (a) sales of assets no longer used or usable in the ordinary course of business of the Company or any Subsidiary;

         (b) the transfer of assets to any wholly-owned Subsidiary pursuant to 4.14(a)(iii);

          (c) the sale or discount without recourse by any Subsidiary of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

          (d) any asset sale not referenced above under this Section 4.16 so long as such sale is in the ordinary course of business and an Offer to Purchase in accordance with Section 4.03 has been made with respect to Notes having an aggregate Accreted Value (or outstanding principal amount, as applicable) at least equal to the Net Proceeds of such asset sale; provided that the aggregate Net Proceeds from such sales shall not exceed $1,000,000 during any period of four consecutive fiscal quarters hereafter.

         SECTION 4.17. Sale and Leaseback Transactions. The Company will not, and will not permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

         SECTION 4.18. Restricted Payments; Certain Payments of Debt. (a) The Company will not and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

                  (i) the Company and its Subsidiaries may make payments to Affiliates of fees or compensation for services which are in the nature of management, corporate overhead or administrative services to the extent such payments are reflected in the then effective Approved Budget or Business Plan and do not exceed arm's-length pricing in an aggregate amount not to exceed $500,000 in any Fiscal Year;

                  (ii) the Company and its Subsidiaries may pay dividends (including paid-in-kind dividends) on any shares of its capital stock in shares of capital stock of the same class as (or a class junior to) such class of capital stock;

                  (iii) any Subsidiary may declare and pay dividends and make any other distribution of cash, property or assets to any other Subsidiary or to the Company; and

                  (iv) the Company shall be permitted to repurchase its capital stock owned by employees or former employees so long as (i) no Event of Default has occurred and is continuing hereunder at the time of such repurchase or would occur after giving effect thereto and (ii) the aggregate amount paid, or proposed to be paid, by the Company with respect to such repurchase, when aggregated with all previous repurchases of its capital stock made since the date hereof, does not exceed an amount equal to $1,000,000, less, an amount equal to the excess, if any, of (x) the aggregate outstanding amount of all investments made pursuant to Section 4.15(xi) over (y) $500,000.

          (b) The Company will not and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of principal of or interest on any Debt, other than the Notes, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Debt, except (i) payment of regularly scheduled interest and principal payments as and when due in respect of any Senior Facility Debt and (ii) optional prepayments of Senior Facility Debt constituting revolving loans made under the total revolving credit commitment as in effect on the date hereof (it being understood that payments such as break funding payments, tax gross-up payments, indemnity payments, reimbursement of expenses payments of fees and like payments are not restricted by the provisions of this subsection
(b)).

         SECTION 4.19. No Change in Accounting Policies. The Company will not change its accounting policies except as authorized by the Majority Holders or required by GAAP.

         SECTION 4.20. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to, sell, lease or otherwise transfer any property to, or purchase, lease or otherwise acquire any property from, or otherwise engage in any other transaction with, any of its Affiliates, except
(a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, and (b) any Restricted Payment permitted by Section 4.18.

         SECTION 4.21. Restrictive Agreements. The Company will not and will not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition on (a) the ability of any Choice One Company to create or permit to exist any Lien on any of its property, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Debt of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by the Notes or this Indenture, or any Preferred Equity Document, or any Senior Facility Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of this Section shall not apply to restrictions or conditions imposed by any agreement relating to secured Debt permitted by the Notes or this Indenture if such restrictions or conditions apply only to the property securing such Debt and (v) clause (a) of this Section 4.21shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

         SECTION 4.22. Amendment of Material Documents. The Company will not and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) its certificate of incorporation, by-laws or other organizational documents (including without limitation the certificate of designation with respect to the Preferred Equity) or (b) the Senior Facility Documents unless any of the foregoing actions in any respect would not reasonably be expected to have a Materially Adverse Effect.

         SECTION 4.23. Capital Expenditures. (a) During Stage 1 Covenant Period, the Company will not, as of the end of any Fiscal Year, permit Capital Expenditures for such Fiscal Year to exceed the corresponding amount set forth below:

-----------------------------------------------------------------------------

       Fiscal Year                          Maximum Capital
          Ending                      Expenditures (in thousands)
-----------------------------------------------------------------------------
         12/31/01                               99,500
-----------------------------------------------------------------------------
         12/31/02                                70,000
-----------------------------------------------------------------------------
         12/31/03                                65,000
-----------------------------------------------------------------------------

; provided that if the Company makes Capital Expenditures in any Fiscal Year in an amount less than the amount set forth above for any such Fiscal Year (such unused amount for any single Fiscal Year, or the cumulative unused amount for any number of Fiscal Years, as applicable, referred to below as the "Stage 1 Carryover Amount"), then (i) the Company may make Capital Expenditures in any succeeding fiscal year in an amount not to exceed the sum of (A) the amount set forth above for such fiscal year and (B) the Stage 1 Carryover Amount and (ii) for purposes of determining whether any Capital Expenditure exceeds the maximum amount permitted for any given Fiscal Year, the Capital Expenditure for such Fiscal Year shall be applied first to the Stage 1 Carryover Amount then outstanding.

         (b) During the Stage 2 Covenant Period (during which time the covenants set forth in clause (a) of this Section 4.23 shall cease to be applicable) the Company will not, as of the end of any Fiscal Year, permit Capital Expenditures for such Fiscal Year to exceed the corresponding amount set forth below:

-----------------------------------------------------------------------------

       Fiscal Year                          Maximum Capital
          Ending                      Expenditures (in thousands)
-----------------------------------------------------------------------------
         12/31/02                                70,000
-----------------------------------------------------------------------------
         12/31/03                                65,000
-----------------------------------------------------------------------------
         12/31/04                                64,000
-----------------------------------------------------------------------------
         12/31/05                                63,000
-----------------------------------------------------------------------------
         12/31/06                                72,000
-----------------------------------------------------------------------------
         12/31/07                                80,000
-----------------------------------------------------------------------------
         12/31/08                                61,000
-----------------------------------------------------------------------------

; provided, that if the Company makes Capital Expenditures in any Fiscal Year (other than any Fiscal Year all or a part of which was included in the Stage 1 Covenant Period) in an amount less than the amount set forth above for any such Fiscal Year (such unused amount for any single Fiscal Year, or the cumulative unused amount for any number of Fiscal Years, or applicable, referred to below as the "Stage 2 Carryover Amount"), then (i) the Company may make Capital Expenditures in any succeeding fiscal year in an amount not to exceed the sum of
(A) the amount set forth above for such fiscal year and (B) the Stage 2 Carryover Amount and (ii) for purposes of determining whether any Capital Expenditure exceeds the maximum amount permitted for any given Fiscal Year, the Capital Expenditure for such Fiscal Year shall be applied first to the Stage 2 Carryover Amount then outstanding.

         SECTION 4.24. Financial Reports. The Company will furnish to the Trustee and each Holder:

          (a) as soon as practicable and in any event within ninety days after the end of each Fiscal Year, the Company's Form 10-K, which will include an audited consolidated balance sheet of the Company and its Subsidiaries as of the close of such Fiscal Year and audited consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and audited by Arthur Andersen LLP or another nationally recognized firm in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Company or any of the Subsidiaries or with respect to accounting principles followed by the Company or any of its Subsidiaries not in accordance with GAAP;

          (b) as soon as practicable and in any event within forty-five days after the end of each fiscal quarter of each Fiscal Year, the Company's Form 10-Q, which will include an unaudited consolidated balance sheet of the Company and the Subsidiaries as of the close of such fiscal quarter and unaudited consolidated statements of income, and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by the Company in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by a Financial Officer to present fairly in all material respects the financial condition of the Company and its Subsidiaries as of their respective dates and the results of operations of the Company and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments;

          (c) as soon as available but in any event within thirty days after the end of each monthly accounting period in each Fiscal Year: (i) unaudited and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the Fiscal Year to the end of such month, and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Company's annual budget and the end of the preceding Fiscal Year. All such statements shall be prepared in accordance with GAAP, consistently applied (subject to the absence of footnote disclosures and to changes resulting from normal year-end adjustments for recurring accruals);

          (d) at each time financial statements are delivered pursuant to subsections (a) and (b) and at such other times as the Applicable Holder, shall reasonably request, a certificate of a Responsible Officer or the treasurer of the Company including for the quarterly certificate calculations evidencing compliance with Section 4.23 hereof, in detail reasonably satisfactory to the party making the request;

          (e) as soon as practicable and in any event within five Business Days after its approval in accordance with the provisions of the Transaction Agreement, each Business Plan and Approved Budget accompanied by a certificate from a Financial Officer of the Company to the effect that, to the best of such officer's knowledge, such projections are good faith estimates of the financial condition and operations of the Company and its Subsidiaries for such period; provided, that in the event that there is no Approved Budget for any given Fiscal Year, an annual budget shall be provided no later than February 1 of such Fiscal Year prepared on a monthly basis and displaying anticipated statements of income and cash flows and balance sheets and budgeted capital expenditures in form and substance satisfactory to the Majority Holders;

          (f) at each time financial statements are delivered pursuant to
Section 4.24(a), a certificate of the independent public accountants certifying such financial statements addressed to the Trustee for the benefit of the Holders stating that in making the examination necessary for the certification of such financial statements, they have reviewed the terms of this Indenture and have no knowledge of any Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence and including the calculations prepared by such accountants required to establish whether or not the

Company and its Subsidiaries are in compliance with the covenant set forth in
Section 4.23 as at the end of each respective period.

          (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Choice One Company with the Commission, or any Governmental Authority succeeding to any or all of the functions of the Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be; and

          (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Choice One Company, or compliance with the terms of this Indenture or the Notes as any Holder may reasonably request.

         SECTION 4.25. Notices of Material Events. (a) The Company will furnish to the Trustee and each Holder prompt written notice of the following:

         (i) the occurrence of any Default;

        (ii) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Choice One Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

       (iii) the occurrence of any Termination Event that, alone or together with any other Termination Events that have occurred, could reasonably be expected to result in liabilities of the Choice One Companies in an aggregate amount exceeding $500,000;

        (iv) within ten (10) Business Days after the receipt by any Choice One Company of notice that any Communications License has been lost or canceled, copies of any such notice accompanied by a report describing the measures undertaken by the Choice One Companies to prevent such loss or cancellation (and the anticipated impact, if any, that such loss or cancellation will have upon the business of the Company and its Subsidiaries); and

         (v) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other Officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          (b) For so long as any of the Notes remain outstanding and constitute "restricted securities" under Rule 144, the Company will furnish to the Holders of the Notes and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) All obligors on the Notes will comply with Section 314(a) of the Trust Indenture Act.

          (d) Delivery of these reports and information to the Trustee is for informational purposes only and the Trustee's receipt of them will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 4.26. Reports to Trustee. (a) The Company will deliver to the Trustee within 120 days after the end of each fiscal year a certificate from the principal executive, financial or accounting officer of the Company stating that the officer has conducted or supervised a review of the activities of the Company and its Restricted Subsidiaries and their performance under the Indenture and that, based upon such review, the Company has fulfilled its obligations hereunder or, if there has been a Default, specifying the Default and its nature and status.

          (b) The Company will notify the Trustee when any Notes are listed on any national securities exchange and of any delisting.


                                    ARTICLE 5

                              DEFAULT AND REMEDIES

         SECTION 5.1.  Events of Default.    An "EVENT OF DEFAULT" occurs if

         (a) the Company shall fail to pay the Accreted Value or outstanding principal amount, as applicable, of any Note when the same shall become due, whether at the due date thereof or at a date fixed for repayment or redemption thereof or otherwise;

          (b) the Company shall fail to pay when due any interest or any premium on any Note or any fee or other amount (except an amount referred to in clause
(a) above) payable under this Indenture or any Note, and such failure shall continue unremedied for a period of three Business Days;

          (c) any representation, warranty or certification made or deemed made by or on behalf of any Choice One Company in or in connection with any Note, the Indenture or the Bridge Agreement (as defined in the Registration Rights Agreement) or any note issued pursuant thereto or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Note, the Indenture or the Bridge Agreement (as defined in the Registration Rights Agreement) or any note issued pursuant thereto or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect or misleading in any material respect when made or deemed made;

          (d) the Company shall fail to observe or perform any covenant or agreement contained in Sections 4.03, 4.04, 4.05 (with respect to the existence of the Company) or Sections 4.12 through 4.25;

          (e) any Choice One Company shall fail to make any payment (whether of principal or interest or premium and regardless of amount) in respect of any Material Debt beyond the period of grace if any, provided in the instrument or agreement under which such Material Debt was created;

          (f) (i) any event or condition occurs that results in any Material Debt (other than Debt under the Senior Bank Facility) becoming due before its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Material Debt or any trustee or agent on its or their behalf to cause any such Material Debt to become due, before its scheduled maturity or (ii) any Specified Event occurs that results in any Debt under the Senior Bank Facility becoming due (or being required to be cash collateralized) before its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Debt under the Senior Bank Facility or any trustee or agent on its or their behalf to cause any such Debt to become due (or to required it to be cash collateralized), before its scheduled maturity. For purposes of this subsection (f), "SPECIFIED EVENT" means any event or condition with respect to a financial covenant applicable to any Debt under the Senior Bank Facility (which covenants as of the Issue Date are contained in Article X thereof);

          (g) a case or other proceeding shall be commenced against any Choice One Company in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Choice One Company or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty
(60) consecutive
days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered;

          (h) Any Choice One Company shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing (an event of default specified in clause (f) or (g), each a "BANKRUPTCY DEFAULT");

          (i) (i) one or more judgments for the payment of money in an aggregate amount exceeding $2,000,000 shall be rendered against any Choice One Company or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any asset of any Choice One Company to enforce any such judgment, or (ii) a non-monetary judgment shall be rendered against any Choice One Company that, when taken together with all other non-monetary judgments that have been so rendered, could reasonably be expected to result in a Material Adverse Effect;

          (j)   a Termination Event shall occur; or

          (k) any Communications Licence of any Choice One Company shall expire, terminate, be cancelled or otherwise lost or any application therefor be rejected, which event could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.2. Acceleration. (a) If an Event of Default, other than a bankruptcy default with respect to the Company, occurs and is continuing under the Indenture, the Majority Holders, by written notice to the Company (and to the Trustee), may, and the Trustee at the request of such Holders may and shall, declare (i) prior to the Reset Date, the Accreted Value of all the Notes and
(ii) on and after the Reset Date, the aggregate outstanding principal amount of the Notes, together with accrued and unpaid interest thereon, to be immediately due and payable. Upon a declaration of acceleration, such Accreted Value or aggregate outstanding principal amount and interest, as the case may be, will become immediately due and payable. If a bankruptcy default occurs with respect to the Company, (i) prior to the Reset Date, the Accreted Value of all the Notes and
(ii) on and after the Reset Date, the aggregate outstanding principal amount of the Notes, together with accrued and unpaid interest thereon, will become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          (b) The Majority Holders by written notice to the Company and to the Trustee may waive all past defaults and rescind and annul a declaration of acceleration and its consequences if

                  (1) all existing Events of Default, other than the nonpayment of the Accreted Value or principal of, as applicable, premium, if any, and interest, if any, on the Notes that have become due solely by the declaration of acceleration, have been cured or waived, and

                  (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

         SECTION 5.3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of the Accreted Value or principal of and interest on, as applicable, the Notes or to enforce the performance of any provision of the Notes or the Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

         SECTION 5.4. Waiver of Past Defaults. Except as otherwise provided in Sections 5.02, 5.07 and 8.02, the Majority Holders may, by notice to the Trustee, waive an existing Default and its consequences. Upon such waiver, the Default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, but no such waiver will extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 5.5. Control by Majority. The Majority Holders may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of Notes not joining in the giving of such direction, and may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Notes.

         SECTION 5.6. Limitation on Suits. A Holder may not institute any proceeding, judicial or otherwise, with respect to the Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture or the Notes, unless:

                  (1) the Holder has previously given to the Trustee written notice of a continuing Event of Default;

                  (2) the Majority Holders have made written request to the Trustee to institute proceedings in respect of the Event of Default in its own name as Trustee under the Indenture;

                  (3) Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) during such 60-day period, the Majority Holders have not given the Trustee a direction that is inconsistent with such written request.

         SECTION 5.7. Rights of Holders to Receive Payment. Notwithstanding anything to the contrary, the right of a Holder of a Note to receive payment of Accreted Value or principal of or interest on its Note may not be impaired or affected without the consent of that Holder.

         SECTION 5.8. Collection Suit by Trustee. If an Event of Default in payment of principal or interest specified in clause (a) or (b) of Section 5.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust for the whole Accreted Value or amount of principal and accrued interest remaining unpaid, as applicable, together with interest on overdue principal and, to the extent lawful, overdue installments of interest, in each case at the rate specified in the Notes, and such further amount as is sufficient to cover the costs and expenses of collection, including the compensation and reasonable expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee hereunder.

         SECTION 5.9. Trustee May File Proofs of Claim. The Trustee may file proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder) and the Holders allowed in any judicial proceedings relating to the Company or any Guarantor or their respective creditors or property, and is entitled and empowered to collect, receive and distribute any money, securities or other property payable or deliverable upon conversion or exchange of the Notes or upon any such claims. Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the compensation and reasonable expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee hereunder. Nothing in the Indenture will be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 5.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                                             First: to the Trustee for all
                                    amounts due hereunder;

                                             Second: to Holders for amounts then
                                    due and unpaid for the Accreted Value or principal of and interest on the Notes, as applicable, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Accreted Value or principal and interest, as applicable; and

                                             Third: to the Company or as a court
                                    of competent jurisdiction may direct.


         The Trustee, upon written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section.

         SECTION 5.11. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted a proceeding to enforce any right or remedy under the Indenture and the proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to the Holder, then, subject to any determination in the proceeding, the Company, any Guarantors, the Trustee and the Holders will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, any Guarantors, the Trustee and the Holders will continue as though no such proceeding had been instituted.

         SECTION 5.12. Undertaking for Costs. In any suit for the enforcement of any right or remedy under the Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit (other than the Trustee) to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys fees, against any party litigant (other than the Trustee) in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by a Holder to enforce payment of Accreted Value or principal of or interest on any Note on the respective due dates, or a suit by Holders of more than 10% in Accreted Value or principal amount of the outstanding Notes.

         SECTION 5.13. Rights and Remedies Cumulative. No right or remedy conferred or reserved to the Trustee or to the Holders under this Indenture is intended to be exclusive of any other right or remedy, and all such rights and remedies are, to the extent permitted by law, cumulative and in addition to every other right and remedy hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or exercise of any other right or remedy.

         SECTION 5.14. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 5.15. Waiver of Stay, Extension or Usury Laws. The Company and each Guarantor covenants, to the extent that it may lawfully do so, that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or the Guarantor from paying all or any portion of the Accreted Value or principal of, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of the Indenture. The Company and each Guarantor hereby expressly waives, to the extent that it may lawfully do so, all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6

                                   THE TRUSTEE

         SECTION 6.1.  Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and in the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgement made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 6.2. Certain Rights of Trustee. Subject to Section 6.01 and Trust Indenture Act Sections 315(a) through (d):

          (a) in the absence of bad faith, the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

          (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         SECTION 6.3. Individual Rights of Trustee. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Trust Indenture Act Sections 310(b) and 311. For purposes of Trust Indenture Act Section 311(b)(4) and (6):

                  (a) "CASH TRANSACTION" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                  (b) "SELF-LIQUIDATING PAPER" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         SECTION 6.4. Trustee's Disclaimer. The Trustee (i) makes no representation as to the validity or adequacy of the Indenture or the Notes,
(ii) is not accountable for the Company's use or application of the proceeds from the Notes and (iii) is not responsible for any statement in the Notes other than its certificate of authentication.

         SECTION 6.5. Notice of Default. If any Default occurs and is continuing and is known to the Trustee, the Trustee will send notice of the Default to each Holder within 90 days after it occurs, unless the Default has been cured; provided that, except in the case of a default in the payment of the Accreted Value or principal of or interest on any Note, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding the notice is in the interest of the Holders. Notice to Holders under this Section will be given in the manner and to the extent provided in Trust Indenture Act Section 313(c).

         SECTION 6.6. Reports by Trustee to Holders. Within 60 days after each May 15, beginning with May 15, 2002, the Trustee will mail to each Holder, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15, if required by Trust Indenture Act Section 313(a), and file such reports with each stock exchange upon which its Notes are listed and with the Commission as required by Trust Indenture Act Section 313(d).

         SECTION 6.7. Compensation and Indemnity. (a) The Company will pay the Trustee compensation as agreed upon in writing for its services. The compensation of the Trustee is not limited by any law on compensation of a Trustee of an express trust. The Company will reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee, including the reasonable compensation and expenses of the Trustee's agents and counsel except any such amount as may be attributable to the Trustee's negligence or bad faith.

          (b) The Company will indemnify the Trustee for, and hold it harmless against, any loss or liability or expense incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of the Indenture and its duties under the Indenture and the Notes, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under the Indenture and the Notes.

          (c) To secure the Company's payment obligations in this Section, the Trustee will have a lien prior to the Notes on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay Accreted Value or principal of, and interest on particular Notes.

          (d) When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(g) or Section 5.01(h), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section 6.07 shall survive the termination of this Indenture.

         SECTION 6.8. Replacement of Trustee. (a) (1) The Trustee may resign at any time by written notice to the Company.

                  (2) The Majority Holders may remove the Trustee by written notice to the Trustee.

                  (3) If the Trustee is no longer eligible under Section 6.10 or in the circumstances described in Trust Indenture Act Section 310(b), any Holder that satisfies the requirements of Trust Indenture Act
         Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (4) The Company may remove the Trustee if: (i) the Trustee is no longer eligible under Section 6.10; (ii) the Trustee is adjudged a bankrupt or an insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

A resignation or removal of the Trustee and appointment of a successor Trustee will become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          (b) If the Trustee has been removed by the Holders, the Majority Holders may appoint a successor Trustee with the consent of the Company. Otherwise, if the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Company will promptly appoint a successor Trustee. If the successor Trustee does not deliver its written acceptance within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Majority Holders may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) Upon delivery by the successor Trustee of a written acceptance of its appointment to the retiring Trustee and to the Company, (i) the retiring Trustee will transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.07, (ii) the resignation or removal of the retiring Trustee will become effective, and (iii) the successor Trustee will have all the rights, powers and duties of the Trustee under the Indenture. Upon request of any successor Trustee, the Company will execute any and all instruments for fully and vesting in and confirming to the successor Trustee all such rights, powers and trusts. The Company will give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders, and include in the notice the name of the successor Trustee and the address of its Corporate Trust Office.

          (d) Notwithstanding replacement of the Trustee pursuant to this Section, the Company's obligations under Section 6.07 will continue for the benefit of the retiring Trustee.

          (e) The Trustee agrees to give the notices provided for in, and otherwise comply with, Trust Indenture Act Section 310(b).

         SECTION 6.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act will be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee in the Indenture.

         SECTION 6.10. Eligibility. The Indenture must always have a Trustee that satisfies the requirements of Trust Indenture Act Section 310(a) and has a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition.

         SECTION 6.11. Money Held in Trust. The Trustee will not be liable for interest on any money received by it except as it may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article 7.



                                    ARTICLE 7

                            DEFEASANCE AND DISCHARGE

         SECTION 7.1. Discharge of Company's Obligations. (a) Subject to paragraph (b), the Company's obligations under the Notes and the Indenture will terminate if:

                  (1) all Notes previously authenticated and delivered (other than (i) destroyed, lost or stolen Notes that have been replaced or
         (ii) Notes that are paid pursuant to Section 4.01 or (iii) Notes for whose payment money or U.S. Government Obligations have been held in trust and then repaid to the Company pursuant to Section 7.03) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

                  (2) (A) the Notes mature within one year, or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption,

                           (B) the Company irrevocably deposits in trust with
                  the Trustee, as trust funds solely for the benefit of the Holders, money or U.S. Government Obligations or a combination thereof sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certificate delivered to the Trustee, without consideration of any reinvestment, to pay Accreted Value or principal of and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder,

                           (C) no Default has occurred and is continuing on the
                  date of the deposit,

                           (D) the deposit will not result in a breach or
                  violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and

                           (E) the Company delivers to the Trustee an Officers'
                  Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of the Indenture have been complied with.

          (b) After satisfying the conditions in clause (1), only the Company's obligations under Section 6.07 will survive. After satisfying the conditions in clause (2), only the Company's obligations in Article 2 and Sections 4.01, 4.02, 6.07, 6.08, 7.03 and 7.04 will survive. In either case, the Trustee upon request will acknowledge in writing the discharge of the Company's obligations under the Notes and the Indenture other than the surviving obligations.

         SECTION 7.2. Application of Trust Money. Subject to Section 7.03, the Trustee will hold in trust the money or U.S. Government Obligations deposited with it pursuant to Section 7.01 and apply the deposited money and the proceeds from deposited U.S. Government Obligations to the payment of Accreted Value or principal of and interest on the Notes in accordance with the Notes and the Indenture. Such money and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

         SECTION 7.3. Repayment to Company. Subject to Sections 6.07 and 7.01, the Trustee will promptly pay to the Company upon request any excess money held by the Trustee at any time and thereupon be relieved from all liability with respect to such money. The Trustee will pay to the Company upon request any money held for payment with respect to the Notes that remains unclaimed for two years, provided that before making such payment the Trustee may at the expense of the Company publish once in a newspaper of general circulation in New York City, or send to each Holder entitled to such money, notice that the money remains unclaimed and that after a date specified in the notice (at least 30 days after the date of the publication or notice) any remaining unclaimed balance of money will be repaid to the Company. After payment to the Company, Holders entitled to such money must look solely to the Company for payment, unless applicable law designates another Person, and all liability of the Trustee with respect to such money will cease.

         SECTION 7.4. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 7.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Notes.

         SECTION 7.5. Reinstatement. If and for so long as the Trustee is unable to apply any money or U.S. Government Obligations held in trust pursuant to
Section 7.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under the Indenture and the Notes will be reinstated as though no such deposit in trust had been made. If the Company makes any payment of principal of or interest on any Notes because of the reinstatement of its obligations, it will be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held in trust.



                                    ARTICLE 8

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 8.1. Amendments Without Consent of Holders. The Company and the Trustee may amend or supplement the Indenture or the Notes without notice to or the consent of any Noteholder

                  (1) to cure any ambiguity, defect or inconsistency in the Indenture or the Notes;

                  (2) to comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act;

                  (3) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee;

                  (4) to provide for uncertificated Notes in addition to or in place of certificated Notes, provided that the uncertified Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)
         (B) of the Code;

                  (5) to provide for any Guarantee of the Notes, to secure the Notes or to confirm and evidence the release, termination or discharge of any Guarantee of or Lien securing the Notes when such release, termination or discharge is permitted by the Indenture; or

                  (6) to make any other change that does not materially and adversely affect the rights of any Holder.

         SECTION 8.2. Amendments With Consent of Holders. (a) Except as otherwise provided in Sections 5.02, 5.04 and 5.07 or paragraph (b), the Company and the Trustee may amend the Indenture and the Notes with the written consent of the Majority Holders, and the Majority Holders by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Notes.

         (b) Notwithstanding the provisions of paragraph (a), without the consent of each Holder affected, an amendment or waiver may not

                  (1) reduce the Accreted Value or principal amount of any Note or the rate of interest thereon, without the written consent of each Holder affected thereby,

                  (2) postpone the Maturity Date of any Note, or any scheduled date of payment of the Accreted Value or the principal amount of any Note, or the date for the payment of any interest or fee payable under any Note or this Indenture, or reduce the amount of, waive or excuse any such payment, without the written consent of each Holder, or

                  (3) change any of the provisions of this paragraph (b) or the percentage set forth in the definition of "Majority Holders" or any other provision of any Note or this Indenture specifying the number or percentage of Holders required to waive, amend or modify any right thereunder or make any determination or grant any consent thereunder, without the written consent of each Holder as the case may be; provided that, in addition to the requirements set forth above, (i) no change to the definition of "Significant Holder" shall be effective unless consented to by the Person constituting the Significant Holder at such time and (ii) if at any time any Person constitutes a Significant Holder, no change to the definition of "Applicable Holder" shall be effective unless consented to by such Person.

          (c) It is not necessary for Noteholders to approve the particular form of any proposed amendment, supplement or waiver, but is sufficient if their consent approves the substance thereof.

          (d) An amendment, supplement or waiver under this Section will become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Notes. After an amendment, supplement or waiver under this Section becomes effective, the Company will send to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will send supplemental indentures to Holders upon request. Any failure of the Company to send such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

         SECTION 8.3. Effect of Consent. (a) After an amendment, supplement or waiver becomes effective, it will bind every Holder unless it is of the type requiring the consent of each Holder affected. If the amendment, supplement or waiver is of the type requiring the consent of each Holder affected, the amendment, supplement or waiver will bind each Holder that has consented to it and every subsequent Holder of a Note that evidences the same debt as the Note of the consenting Holder.

          (b) If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder to deliver it to the Trustee so that the Trustee may place an appropriate notation of the changed terms on the Note and return it to the Holder, or exchange it for a new Note that reflects the changed terms. The Trustee may also place an appropriate notation on any Note thereafter authenticated. However, the effectiveness of the amendment, supplement or waiver is not affected by any failure to annotate or exchange Notes in this fashion.

         SECTION 8.4. Trustee's Rights and Obligations. The Trustee is entitled to receive, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article is authorized or permitted by the Indenture. If the Trustee has received such an Opinion of Counsel, it shall sign the amendment, supplement or waiver so long as the same does not adversely affect the rights of the Trustee. The Trustee may, but is not obligated to, execute any amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under the Indenture.

         SECTION 8.5. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 8.6. Payments for Consents. Neither the Company nor any of its Subsidiaries or Affiliates may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes that consent, waive or agree to amend such term or provision within the time period set forth in the solicitation documents relating to the consent, waiver or amendment.



                                    ARTICLE 9

                                  MISCELLANEOUS

         SECTION 9.1. Trust Indenture Act of 1939. The Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

         SECTION 9.2. Noteholder Communications; Noteholder Actions. (a) The rights of Holders to communicate with other Holders with respect to the Indenture or the Notes are as provided by the Trust Indenture Act, and the Company and the Trustee shall comply with the requirements of Trust Indenture Act Sections 312(a) and 312(b). Neither the Company nor the Trustee will be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

              (b) (1) Any request, demand, authorization, direction, notice, consent to amendment, supplement or waiver or other action provided by this Indenture to be given or taken by a Holder (an "ACT") may be evidenced by an instrument signed by the Holder delivered to the Trustee. The fact and date of the execution of the instrument, or the authority of the person executing it, may be proved in any manner that the Trustee deems sufficient.

                  (2) The Trustee may make reasonable rules for action by or at a meeting of Holders, which will be binding on all the Holders.

          (c) Any act by the Holder of any Note binds that Holder and every subsequent Holder of a Note that evidences the same debt as the Note of the acting Holder, even if no notation thereof appears on the Note. Subject to paragraph (d), a Holder may revoke an act as to its Notes, but only if the Trustee receives the notice of revocation before the date the amendment or waiver or other consequence of the act becomes effective.

          (d) The Company may, but is not obligated to, fix a record date (which need not be within the time limits otherwise prescribed by Trust Indenture Act
Section 316(c)) for the purpose of determining the Holders entitled to act with respect to any amendment or waiver or in any other regard, except that during the continuance of an Event of Default, only the Trustee may set a record date as to notices of default, any declaration or acceleration or any other remedies or other consequences of the Event of Default. If a record date is fixed, those Persons that were Holders at such record date and only those Persons will be entitled to act, or to revoke any previous act, whether or not those Persons continue to be Holders after the record date. No act will be valid or effective for more than 90 days after the record date.

         SECTION 9.3. Notices. (a) Any notice or communication to the Company will be deemed given if in writing (i) when delivered in person or (ii) five days after mailing when mailed by first class mail, or (iii) when sent by facsimile transmission, with transmission confirmed. Notices or communications to a Guarantor will be deemed given if given to the Company. Any notice to the Trustee will be effective only upon receipt. In each case the notice or communication should be addressed as follows:

         if to the Company:

                  Choice One Communications Inc.
                  100 Chestnut Street, Suite 1600
                  Rochester, New York 14604
                  Fax:  (716) 530-2734
         if to the Trustee:

                           [TRUSTEE]
                           [ADDRESS OF TRUSTEE]
                           [FAX OF TRUSTEE]

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (b) Except as otherwise expressly provided with respect to published notices, any notice or communication to a Holder will be deemed given when mailed to the Holder at its address as it appears on the Register by first class mail or, as to any Global Note registered in the name of DTC or its nominee, as agreed by the Company, the Trustee and DTC. Copies of any notice or communication to a Holder, if given by the Company, will be mailed to the Trustee at the same time. Defect in mailing a notice or communication to any particular Holder will not affect its sufficiency with respect to other Holders.

          (c) Where the Indenture provides for notice, the notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and the waiver will be the equivalent of the notice. Waivers of notice by Holders must be filed with the Trustee, but such filing is not a condition precedent to the validity of any action taken in reliance upon such waivers.

         SECTION 9.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under the Indenture, the Company will furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in the Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that all such conditions precedent have been complied with.

         SECTION 9.5. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture must include:

                  (1) a statement that each person signing the certificate or opinion has read the covenant or condition and the related definitions;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in the certificate or opinion is based;

                  (3) a statement that, in the opinion of each such person, that person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with, provided that an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials with respect to matters of fact.

         SECTION 9.6. Payment Date Other Than a Business Day. If any payment with respect to a payment of any Accreted Value or principal of, premium, if any, or interest on any Note (including any payment to be made on any date fixed for redemption or purchase of any Note) is due on a day which is not a Business Day, then the payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on such date, and no interest will accrue for the intervening period.

         SECTION 9.7. Governing Law. The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law thereunder.

         SECTION 9.8. No Adverse Interpretation of Other Agreements. The Indenture may not be used to interpret another indenture or loan or debt agreement of the Company or any Subsidiary of the Company, and no such indenture or loan or debt agreement may be used to interpret the Indenture.

         SECTION 9.9. Successors. All agreements of the Company in the Indenture and the Notes will bind its successors. All agreements of the Trustee in the Indenture will bind its successor.

         SECTION 9.10. Duplicate Originals. The parties may sign any number of copies of the Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         SECTION 9.11. Separability. In case any provision in the Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

         SECTION 9.12. Table of Contents and Headings. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of the Indenture have been inserted for convenience of reference only, are not to be considered a part of the Indenture and in no way modify or restrict any of the terms and provisions of the Indenture.

         SECTION 9.13. No Liability of Directors, Officers, Employees, Incorporators and Stockholders. No director, officer, employee, incorporator, member or stockholder of the Company, as such, will have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

                                   SIGNATURES



         IN WITNESS WHEREOF, the parties hereto have caused the Indenture to be duly executed as of the date first written above.



                                            CHOICE ONE COMMUNICATIONS INC.
                                            as Issuer



                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:


                                            [TRUSTEE]
                                            as Trustee



                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT A


                                 [FACE OF NOTE]

                         CHOICE ONE COMMUNICATIONS INC.

Senior Note Due November 9, 2010

                                                 [CUSIP]  [CINS] _______________

No.                                    Initial Accreted Value:  $_______________

         Choice One Communications Inc., a Delaware corporation (the "COMPANY", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to ____________________, or its registered assigns, the Accreted Value of this Note on November 9, 2010.

         Interest Payment Dates: February [9], May [9], August [9] and November [9], commencing February [9], 2006.

         Regular Record Dates: January [26], April [26], July [26] and October [26].

         Reference is hereby make to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:                                       CHOICE ONE COMMUNICATIONS INC.



                                            By:
                                                  Name:
                                                  Title:

                (Form of Trustee's Certificate of Authentication)

         This is one of the Senior Notes Due November 9, 2010 described in the Indenture referred to in this Note.


                              [TRUSTEE], as Trustee



                               By:
                                  ---------------------------------
                                   Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                         CHOICE ONE COMMUNICATIONS INC.

                        Senior Note Due November 9, 2010

         1. Promise to Pay; Accreted Value; Principal and Interest.

         (a) The Company promises to pay on the Maturity Date the then unpaid principal amount of this Note.

         (b) The Accreted Value of this Note on any date shall be determined in accordance with the definition of "Accreted Value" set forth below.

         (c) On any date on and after the Reset Date, this principal amount of this Note shall bear interest for any Interest Period, at the option of the Company, at either (i) the Alternate Base Rate plus the Applicable Rate or (ii) the Adjusted LIBO Rate plus the Applicable Rate or (iii) a combination thereof, all in accordance with paragraph (e) below.

         (d) Notwithstanding the foregoing, if any principal of or interest on this Note or any fee or other amount payable by the Company hereunder on or after the Reset Date is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of this Note, 2% plus the rate applicable to this Note as provided above, and (ii) in the case of any other amount, 2%.

         (e) On the Reset Date the principal amount of this Note shall accrue interest at the LIBO Based Rate, determined in accordance with paragraph (c) above. After the Reset Date, the Company may elect for this Note (or portion thereof) to accrue interest at a different Rate Type or, at any time while this Note (or portion thereof) is accruing interest at the LIBO Based Rate, to continue to have such interest accrue at such Rate Type for one or more additional Interest Periods, all as provided herein, provided that any option with respect to the Rate Type applicable to this Note (or portion thereof) shall be effective only so long as the Company shall have elected the same option to be applicable to all other Notes issued under the Indenture (or a pro rata portion of all other Notes issued under the Indenture, as applicable).

              To make an election (an "INTEREST ELECTION") pursuant to this paragraph (e), the Company shall notify the Trustee of such election by telephone by (i) not later than 11:00 a.m., New York City time, three Business Days before the effectiveness of such proposed Interest Election, if pursuant to such Interest Election any Note (or portion thereof) will bear interest the LIBO Based Rate or (ii) not later than 11:00 a.m., New York City time, one Business Day before the effectiveness of such proposed Interest Election, in any other case. Each such telephonic Interest Election shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Trustee of a written Interest Election in a form approved by the Significant Holder and signed by the Company.

         Each telephonic and written Interest Election shall specify the following information: (i) the Notes (or portion thereof) to which such Interest Election applies and, if different options are being elected with respect to different portions of the Notes, the portions thereof to bear interest at each Rate Type (in which case the information to be specified pursuant to clause (ii) below shall be specified for each such portion) and (iii) the Rate Type applicable to the Notes (or portion thereof) after giving effect to such Interest Election.

         Promptly after it receives an Interest Election, the Trustee shall advise the Significant Holder as to the details thereof.

         If the Company fails to deliver a timely Interest Election with respect to any Note (or portion thereof) bearing interest at the LIBO Based Rate before the end of an Interest Period applicable thereto, then, unless repaid, such Note will bear interest at the Floating Rate from and after the end of such Interest Period, until the Company shall deliver a new timely Interest Election with respect thereto. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Majority Holders so notify the Trustee and the Company, then, so long as an Event of Default is continuing, (i) no outstanding Note (or portion thereof) may bear interest at the LIBO Based Rate and (ii) unless repaid, each Note (or portion thereof) bearing interest at the LIBO Based Rate will bear interest at the Floating Rate from and after the end of the Interest Period applicable thereto on the date of such notice.

         (f) Interest accrued on this Note on or after the Reset Date shall be payable in arrears on each Interest Payment Date to the holder of this Note as of the Regular Record Date with respect to such interest; provided that (i) interest accrued pursuant to paragraph (d) above shall be payable on demand and
(ii) upon any optional or mandatory redemption of this Note on or after the Reset Date, interest accrued on the principal amount repaid shall be payable on the date of such repayment.

         (g) All interest hereunder will be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate will be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case will be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (h) Promptly after the Significant Holder receives the details of any Interest Election from the Trustee, the Significant Holder will determine the applicable Alternate Base Rate or Adjusted LIBO Rate with respect thereto (as applicable) and will notify the Trustee of such determination. Each such determination will be conclusive absent manifest error. In addition, the Significant Holder will provide the Trustee will all information necessary or reasonably requested by the Trustee in order to calculate the interest rate applicable to this Note (or portion thereof) at any date.

         (i) The following terms shall have the following meanings:

         "ACCRETED VALUE" of this Note as of any date of determination thereof (each, a "determination date") means an amount equal to (i) the Accreted Value of this Note as of the Accretion Date most recently ended prior to such determination date (or, if such no Accretion Date has occurred on or prior to such determination date, the Initial Accreted Value set forth on the face of this Note) plus (ii) an amount equal to the interest that shall have accrued on the Accreted Value of such Note (as in effect on the Accretion Date most recently ended prior to such determination date) (or Initial Accreted Value, as the case may be) from and including the Accretion Date most recently ended prior to such determination date (or, if such no Accretion Date has occurred on or prior to such determination date, the Issue Date) to but excluding such determination date at a rate per annum equal to the Accretion Rate. On the Reset Date, the outstanding principal amount of this Note shall be equal to the Accreted Value of this Note on such date.

         "ACCRETION DATE" means each May 9 and November 9 that falls after the Issue Date and on or prior to the Reset Date.

         "ACCRETION RATE" means an interest rate per annum equal to 13%.

         "ADJUSTED LIBO RATE" means, for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Adjustment.

         "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate will be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "APPLICABLE RATE" means (i) when determining the Floating Rate, 7.25% and (ii) when determining the LIBO Based Rate, 8.50%; provided that the "Applicable Rate" on any date will not exceed 17%.

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on such Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by MSSF from three Federal funds brokers of recognized standing selected by it.

         "FLOATING RATE" means a rate of interest determined in accordance with
Section 1(c) by reference to the Alternate Base Rate.

         "INITIAL ACCRETED VALUE" means, with respect to each Note, the principal amount of such note on the Issue Date.

         "INTEREST PAYMENT DATE" means the last day of each Interest Period.

         "INTEREST PERIOD" means (i) initially, the period beginning on the Reset Date and ending on the numerically corresponding day in the calendar month that is three months thereafter and (ii) thereafter, the period beginning on the last day of the immediately preceding Interest Period and ending on the numerically corresponding day in the calendar month that is three months thereafter; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and
(c) any Interest Period that begins prior to the Maturity Date and would otherwise end after the Maturity Date shall end on the Maturity Date.

         "LIBO BASED RATE" means a rate of interest determined in accordance with Section 1(c) by reference to the LIBO Rate.

         "LIBO RATE" means, for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Trustee from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days before the beginning of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. If such rate is not available at such time for any reason, then the "LIBO Rate" for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of [MSSF] in immediately available funds in the London interbank market at approximately 11:00 a.m.,

         "MATURITY DATE" means November 9, 2010.

         "MSSF" means Morgan Stanley Senior Funding, Inc.

         "RATE TYPE" refers to whether a rate of interest is a LIBO Based Rate or a Floating Rate.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date means the date 15 days before such Interest Payment Date.

         "RESET DATE" means the November 9, 2005.

         The Holder of this Note is entitled to the benefits of the Debt Registration Rights Agreement, dated November 9, 2001, between the Company and the Initial Holders (as amended, the "REGISTRATION RIGHTS AGREEMENT"). In the event that the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the Effectiveness Deadline (as defined in the Registration Rights Agreement) or the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the Exchange Effectiveness Deadline (as defined in the Registration Rights Agreement), the Accretion Rate or Applicable Rate on this Note, as the case may be, will increase by a rate of 1.00% per annum until the Shelf Registration Statement is declared effective by the Commission.

2.       Indenture.

         This is one of the Notes issued under an Indenture dated as of _______________, 2001 (as amended from time to time, the "INDENTURE"), between the Company and [TRUSTEE], as Trustee. Capitalized terms used herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.

         The Notes are general unsecured obligations of the Company.

3.       Redemption and Repurchase; Discharge Prior to Redemption or Maturity.

         This Note is subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to this Note.

         If the Company deposits with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding Accreted Value or principal of, premium, if any, and accrued interest on the Notes to redemption or maturity, the Company may in certain circumstances be discharged from the Indenture and the Notes or may be discharged from certain of its obligations under certain provisions of the Indenture.

4.       Registered Form; Denominations; Transfer; Exchange.

         The Notes are in registered form without coupons. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Trustee may require a Holder to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of or exchange any Note or certain portions of a Note.

5.       Defaults and Remedies.

         If an Event of Default, as defined in the Indenture, occurs and is continuing, the Significant Holder or Holders of more than 50.1% in Accreted Value or principal amount of the Notes, as applicable, may declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Holders of more than 50.1% in Accreted Value or principal amount of the Notes, as applicable, may direct the Trustee in its exercise of remedies.

6.       Amendment and Waiver.

         Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of more than 50.1% in Accreted Value or principal amount of the Notes,, as applicable. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

7.       Authentication.

         This Note is not valid until the Trustee (or Authenticating Agent) signs the certificate of authentication on the other side of this Note.

8.       Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors
Act).

         The Company will furnish a copy of the Indenture to any Holder upon written request and without charge.

                            [FORM OF TRANSFER NOTICE]

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto


Insert Taxpayer Identification No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Please print or typewrite name and address including zip code of assignee



--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL
CERTIFICATES BEARING A RESTRICTED LEGEND]

         In connection with any transfer of this Note occurring prior to ______________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

                                    Check One

|_| (1) This Note is being transferred to a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit F to the Indenture is being furnished herewith.

|_| (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit E to the Indenture is being furnished herewith.

                                       or

|_| (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

         If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:____________________
                                                     --------------------------
                                                     Seller

                                                     By________________________

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.



Signature Guarantee:1 _______________________________


--------------------------------
1Signatures must be guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" eeting the requirements of the Registrar, which requirements include membership r participation in the Note Transfer Agent Medallion Program ("STAMP") or such ther "SIGNATURE GUARANTEE PROGRAM" as

                                        By______________________________
                                        To be executed by an executive officer



--------------------------------------------------------------------------------
may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the ecurities Exchange Act of 1934, as amended.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have all of this Note purchased by the Company pursuant to Section 4.03 or Section 4.04 of the Indenture, check the box: |_|

         If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.03 or Section 4.04 of the Indenture, state the amount (in Initial Accreted Value) below:

                  $______________________.



Date:____________

Your Signature:__________________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:1_____________________________

----------------------------------------------
1Signatures must be guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Trustee, which requirements include membership or participation in the Note Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES1

The following exchanges of a part of this Global Note for Certificated Notes or a part of another Global Note have been made:


--------------------------------------------------------------------------------------------------

                         AMOUNT OF          AMOUNT OF       PRINCIPAL AMOUNT
                        DECREASE IN        INCREASE IN       OF THIS GLOBAL       SIGNATURE OF
  DATE OF EXCHANGE    PRINCIPAL AMOUNT   PRINCIPAL AMOUNT    NOTE FOLLOWING        AUTHORIZED
                       OF THIS GLOBAL     OF THIS GLOBAL    SUCH DECREASE (OR  OFFICER OF TRUSTEE
                            NOTE               NOTE             INCREASE)
--------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B

                                RESTRICTED LEGEND

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

          (1)   REPRESENTS THAT

                  (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT,

                  (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR

                  (C) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

          (2) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

                  (A) TO THE COMPANY,

                  (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

                  (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

                  (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,

                  (E) IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE TRUSTEE A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE, OR

                  (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) OR (F) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         ANY PERSON THAT ACQUIRES THIS NOTE (OR A BENEFICIAL INTEREST THEREIN) WITH THE ASSETS OF A BENEFIT PLAN SHALL BE DEEMED TO REPRESENT THAT ITS ACQUISITION AND HOLDING OF THIS NOTE (OR BENEFICIAL INTEREST) IS COVERED BY A U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION.

                                                                       EXHIBIT C

                                   DTC LEGEND

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

                                                                       EXHIBIT D

                              Rule 144A Certificate


----------, -----


[TRUSTEE]
[ADDRESS OF TRUSTEE]
Attention: Corporate Trust Administration


         Re: Choice One Communications Inc. Senior Notes due November 9, 2010 (the "NOTES") Issued under the Indenture (the "INDENTURE") dated as as of November [9], 2001 relating to the Notes
                  --------------------------------------------------------------

Ladies and Gentlemen:

         TO BE COMPLETED BY PURCHASER IF (1) ABOVE IS CHECKED.

         This Certificate relates to:

         [CHECK A OR B AS APPLICABLE.]

        |_| A. Our proposed purchase of $____ [Initial Accreted Value] [principal amount] of Notes issued under the Indenture.

        |_| B. Our proposed exchange of $____ [Initial Accreted Value] [principal amount] of Notes issued under the Indenture for an equal [Initial Accreted Value] [principal amount] of Notes to be held by us.

         We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of _________, 200_, which is a date on or since close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                            Very truly yours,

                                            [NAME OF PURCHASER (FOR
                                              TRANSFERS) OR OWNER (FOR
                                              EXCHANGES)]

                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:
                                                  Address:
Date:

                                                                       EXHIBIT E

                  Institutional Accredited Investor Certificate


[TRUSTEE]
[ADDRESS OF TRUSTEE]
Attention: Corporate Trust Administration

         Re:      Choice One Communications Inc.
                  Senior Notes due November 9, 2010 (the "NOTES")
                  Issued under the Indenture (the "INDENTURE") dated as
                  as of November [9], 2001 relating to the Notes
                  --------------------------------------------------------------

Ladies and Gentlemen:

         This Certificate relates to:

         [CHECK A OR B AS APPLICABLE.]

        |_| A. Our proposed purchase of $____ [Initial Accreted Value] [principal amount] of Notes issued under the Indenture.

        |_| B. Our proposed exchange of $____ [Initial Accreted Value] [principal amount] of Notes issued under the Indenture for an equal [Accreted Value] [principal amount] of Notes to be held by us.

         We hereby confirm that:

            1. We are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "Institutional Accredited Investor").

            2. Any acquisition of Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors as to which we exercise sole investment discretion.

            3. We have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Notes and we and any accounts for which we are acting are able to bear the economic risks of and an entire loss of our or their investment in the Notes.

            4. We are not acquiring the Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary will remain at all times within our and their control.

            5. We acknowledge that the Notes have not been registered under the Securities Act and that the Notes may not be offered or sold within the United States or to or for the benefit of U.S. persons except as set forth below.

            6. The [Initial Accreted Value] [principal amount] of Notes to which this Certificate relates is at least equal to $100,000.

         We agree for the benefit of the Company, on our own behalf and on behalf of each account for which we are acting, that such Notes may be offered, sold, pledged or otherwise transferred only in accordance with the Securities Act and any applicable securities laws of any State of the United States and only (a) to the Company, (b) pursuant to a registration statement which has become effective under the Securities Act, (c) to a qualified institutional buyer in compliance with Rule 144A under the Securities Act, (d) in an offshore transaction in compliance with Rule 904 of Regulation S under the Securities Act, (e) in a[n] [Initial Accreted Value] [principal amount] of not less than $100,000, to an Institutional Accredited Investor that, prior to such transfer, delivers to the Trustee a duly completed and signed certificate (the form of which may be obtained from the Trustee) relating to the restrictions on transfer of the Notes or (f) pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

         Prior to the registration of any transfer in accordance with (c) or (d) above, we acknowledge that a duly completed and signed certificate (the form of which may be obtained from the Trustee) must be delivered to the Trustee. Prior to the registration of any transfer in accordance with (e) or (f) above, we acknowledge that the Company reserves the right to require the delivery of such legal opinions, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws. We acknowledge that no representation is made as to the availability of any Rule 144 exemption from the registration requirements of the Securities Act.

         We understand that the Trustee will not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the Notes acquired by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of the preceding paragraph. We further agree to provide to any person acquiring any of the Notes from us a notice advising such person that resales of the Notes are restricted as stated herein and that certificates representing the Notes will bear a legend to that effect.

         We agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein ceases to be accurate and complete.

         We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any account for which we are acting.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                            Very truly yours,

                                            [NAME OF PURCHASER (FOR
                                              TRANSFERS) OR OWNER (FOR
                                              EXCHANGES)]

                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:
                                                  Address:
Date:

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                                                                       EXHIBIT F

                                     Regulation S Certificate

---------, ----


[TRUSTEE]
[ADDRESS OF TRUSTEE]
Attention: Corporate Trust Administration

        Re:       [COMPANY]
                  [INTEREST RATE]% [SENIOR/SUBORDINATED] Notes due [DUE DATE-YEAR] (the "NOTES") Issued under the Indenture (the "INDENTURE") dated as as of [AS OF DATE] relating to the Notes
                  --------------------------------------------------------------

Dear Sirs:

         Terms are used in this Certificate as used in Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), except as otherwise stated herein.

         [CHECK A OR B AS APPLICABLE.]

        |_| A. This Certificate relates to our proposed transfer of $____ [Initial Accreted value] [principal amount] of Notes issued under the Indenture. We hereby certify as follows:

                    1. The offer and sale of the Notes was not and will not be made to a person in the United States (unless such person is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(g)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.






                    2. Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b)

                                      F-1
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                         the transaction was executed in, on or through the
                         facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

                    3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.

                    4. The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                    5. If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Company or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

        |_| B. This Certificate relates to our proposed exchange of $____ [Initial Accreted Value] [principal amount] of Notes issued under the Indenture for an equal [Initial Accreted Value] [principal amount] of Notes to be held by us. We hereby certify as follows:

                    1. At the time the offer and sale of the Notes was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(g)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

                    2. Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.


                                      F-2
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                    3.   The proposed exchange of Notes is not part of a plan or
                         scheme to evade the registration requirements of the Securities Act.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                            Very truly yours,

                                            [NAME OF SELLER (FOR TRANSFERS)
                                               OR OWNER (FOR EXCHANGES)]

                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:
                                                  Address:
Date:


                                      F-3
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